[Graphic of Acorn, Greek Column, Graduation Cap and Clasped Hands]


Galaxy Taxable Bond Funds


Galaxy Funds


Annual Report
October 31, 1998


Galaxy Short-Term Bond Fund

Galaxy Intermediate Government Income Fund

Galaxy High Quality Bond Fund

Galaxy Corporate Bond Fund

[Galaxy Funds Logo]

CHAIRMAN'S
MESSAGE


Dear Shareholder:

     Enclosed is the performance report for the Galaxy Taxable Bond Funds, which covers the fiscal year ended October 31, 1998. This report includes a Market Overview that discusses the key economic and market trends affecting your investments over this time, as well as individual Portfolio Reviews that describe the strategies Fleet Investment Advisors Inc. used in this environment. In the pages that follow, you will find separate financial statements for each Fund and a list of Fund investments as of October 31, 1998.

     In the past year the bond market has experienced many significant changes. While economic growth remained relatively strong, inflation was modest. This, plus the possibility of slower growth to come, allowed the Federal Reserve to cut interest rates twice as the period ended. Bond prices rallied in this environment and yields fell.

     The expectations for slower growth rested mainly on a deepening in economic problems overseas. As the prospects for corporate earnings worsened here and abroad, investors from around the world sought U.S. Treasury bonds as a safe haven. This "flight to quality" caused a sharp correction in U.S. stock prices during the last months of the period and significantly reduced demand for U.S. corporate bonds.

     During this time, Fleet Investment Advisors Inc. emphasized securities of top-quality companies with strong credit characteristics. This helped the Galaxy Taxable Bond Funds perform well against their peers. The Galaxy High Quality Bond Fund, for example, had one of the best performance rankings among similar funds tracked by Lipper Analytical Services. Given the many uncertainties that remain in the bond market, Fleet Investment Advisors Inc. believes this attention to quality will continue to serve the Galaxy Taxable Bond Funds well in the coming year.

     Because stock and bond prices have changed so dramatically in recent months, this may be a good time to rebalance your investments. Restoring your portfolio to its original allocations is important for proper diversification -- a key strategy for minimizing investment risk. You can also reduce risk by sticking with your long-term investment plan and by using strategies like dollar-cost averaging -- in which you invest the same amount of money at regular intervals, in good times and bad.

     Your investment professional can help you implement these and other risk-reduction techniques. If you have any questions about the information in this report, please contact the Galaxy Information Center at 1-877-BUY-GALAXY (289-4252), or visit our Investment Specialists located at Fleet branches.


     Sincerely,


     /s/ Dwight E. Vicks, Jr.

     Dwight E. Vicks, Jr.
     Chairman of the Board of Trustees


[Begin Sidebar]

Mutual Funds:

* are not bank
  deposits
* are not FDIC
  insured
* are not obliga-
  tions of Fleet
  Bank
* are not guaran-
  teed by Fleet
  Bank
* are subject to
  investment risk
  including possible
  loss of principal
  amount invested

[End Sidebar]

MARKET OVERVIEW


[Begin Sidebar]

"During the fourth
quarter of 1997 the
gross domestic prod-
uct ("GDP"), which
measures the pro-
duction of U.S.
goods and services,
increased to an
annual rate of 3.7%.
Even though
employment
remained tight, keep-
ing upward pressure
on wages, the annu-
al rate of inflation
fell to 1.9% by year's
end."

[End Sidebar]


BOND MARKET OVERVIEW

By Fleet Investment Advisors Inc.

     After trading in a narrow range for most of the fiscal year ended October 31, 1998, bond prices rose sharply in the last four months of the period. This was due largely to a deteriorating outlook for U.S. economic growth which, along with low inflation, caused the Federal Reserve (the "Fed") to reduce interest rates twice; each time by 25 basis points. Bonds also benefited as investors fled stocks for safer investments.

Economies Weaken Worldwide

     At the start of the reporting period, the annual rate of inflation was about 2.2% and 30-year Treasury bonds were yielding 6.15%. During the fourth quarter of 1997, the gross domestic product ("GDP"), which measures the production of U.S. goods and services, increased to an annual rate of 3.7%. Even though employment remained tight, keeping upward pressure on wages, the annual rate of inflation fell to 1.9% by year's end.

     During this time, the emerging economies of Asia weakened substantially. As this threatened to slow U.S. exports and growth, investors looked for a cut in short-term interest rates. At the same time, Asia's troubles created a flight to quality that drove investors to U.S. Treasury securities. By the middle of January 1998, these factors had reduced the yield for 30-year Treasuries to 5.69% -- the lowest level since the bonds were introduced in 1977.

     In the first quarter of 1998, vigorous consumer spending, combined with lower import prices and a strong U.S. stock market, boosted GDP annual growth to 5.5%. With a steep drop in energy prices, inflation fell to an annual rate of 1.4%. However, because of the strong growth and rising wages, it became clear that the Fed would not reduce interest rates any time soon. Bond prices fell, and yields rebounded -- leaving the yield for 30-year Treasuries at 5.92% as the first quarter ended.


Performance At-A-Glance

Average Annual Returns as of October 31, 1998
Trust Shares


[Begin Bar Chart]

Short-Term Bond Fund
Inception Date 12/30/91

1 Year     3 Years     5 Years      Life of Fund

6.68%      5.79%       5.20%        5.59%


Intermediate Government Income Fund
Inception Date 9/1/88

1 Year     3 Years     5 Years      10 Years

9.52%      6.99%       5.79%        7.40%


Corporate Bond Fund
Inception Date 12/12/94

1 Year     3 Years     Life of Fund

8.96%      7.16%       9.06%


High Quality Bond Fund
Inception Date 12/14/90

1 Year     3 Years     5 Years      Life of Fund

10.50%     7.74%       6.34%        8.55%

[End Bar Chart]

MARKET OVERVIEW


[Begin Sidebar]

"As the Japanese yen
improved against the
U.S. dollar, and the
threat of worldwide
recession ebbed,
long-term bond
yields edged higher.
This left 30-year
Treasury yields at
5.16% when the
period ended."

[End Sidebar]



     GDP growth slowed to an annual rate of 1.6% in the second quarter of 1998, as Asia's economic problems increased and dampened U.S. earnings prospects. With consumer spending still strong, however, and inflation modest, stock prices continued to rally. The Fed soon hinted it might have to raise interest rates to keep stocks from overheating the economy. This tug-of-war kept bonds in a narrow range for most of the quarter.

     Bonds began to rally again in June, on further evidence that U.S. growth was slowing and even greater demand for Treasuries. Bonds also benefited from news that a federal budget surplus could reduce Treasury supplies. The rally strengthened through the third quarter of 1998, as threats to U.S. economic activity increased. By that time, emerging economies in Russia and Latin America were also in trouble -- prompting fears of a worldwide recession.

     On September 29, 1998, with U.S. financial markets in serious trouble, the Fed trimmed short-term rates by 25 basis points. By October 5, 1998, 30-year yields had fallen to 4.71%. With investors increasingly concerned about credit quality, demand for corporate bonds and even issues of U.S. government agencies was weak. To stem a potential borrowing crunch, the Fed trimmed short-term rates another 25 basis points on October 15. As the Japanese yen improved against the U.S. dollar, and the threat of worldwide recession ebbed, long-term bond yields edged higher. This left 30-year Treasury yields at 5.16% when the period ended.


Performance At-A-Glance

Average Annual Returns as of October 31, 1998
Retail A Shares*


[Begin Bar Chart]

Short-Term Bond Fund
Inception Date 12/30/91

1 Year     3 Years     5 Years      Life of Fund

2.42%      4.23%       4.21%        4.86%


Intermediate Government Income Fund
Inception Date 9/1/88

1 Year     3 Years     5 Years      10 Years

5.09%      5.33%       4.73%        6.87%


High Quality Bond Fund
Inception Date 12/14/90

1 Year     3 Years     5 Years      Life of Fund

6.19%      6.22%       5.39%        7.93%

[End Bar Chart]


* Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

MARKET OVERVIEW


[Begin Sidebar]

"Although a recession
is possible, we think it
is more likely that
GDP growth will
slow to an annual
rate of 1% in the first
half of 1999."

[End Sidebar]



A Greater Focus on Quality

     With the strong flight to quality, Treasuries far outpaced corporate issues as interest rates fell. The lower interest rates, which encouraged home-loan prepayments, caused mortgage-backed securities to underperform Treasuries as well.

     By moving large portions of the Galaxy Taxable Bond Fund portfolios from corporates and mortgage-backed securities into Treasuries during the period, we were able to capitalize on these trends. The Funds also benefited from a shift into higher-quality debt of companies in economically "defensive" industries, which outperformed other corporates. Because we kept maturities of the Funds somewhat longer than the maturities of their benchmarks over the year, the Funds enjoyed extra yield and price gains as interest rates declined.


Slower Growth Likely

     We believe the Fed will probably reduce interest rates further in the beginning months of 1999. U.S. trade, manufacturing, and consumer confidence are now easing, and further disappointments in earnings seem likely. Additional rate cuts may also be necessary to help economies stabilize overseas. Although a recession is possible, we think it is more likely that GDP growth will slow to an annual rate of 1% in the first half of 1999.

     Bonds would probably rally further in this climate, and corporate bonds and mortgage-backed securities would probably continue to lag Treasuries. As a result, we expect to stay focused on high-quality, liquid investments and keep sizable weightings in Treasuries and issues of U.S. government agencies. We may however, make selective purchases of corporate and mortgage-backed securities as attractive investment opportunities occur.


Performance At-A-Glance

Average Annual Returns as of October 31, 1998
Retail B Shares*


[Begin Bar Chart]

Short-Term Bond Fund
Inception Date 3/4/96

One year returns before contingent
deferred sales charge deducted.
5.73%

One year returns after contingent deferred
sales charge deducted as if shares were
redeemed at end of period.
0.73%

Life of fund returns before contingent
deferred sales charge deducted.
4.83%

Life of fund returns after contingent deferred
sales charge deducted as if shares were
redeemed at end of period.
3.78%


High Quality Bond Fund
Inception Date 3/4/96

One year returns before contingent
deferred sales charge deducted.
9.73%

One year returns after contingent deferred
sales charge deducted as if shares were
redeemed at end of period.
4.73%

Life of fund returns before contingent
deferred sales charge deducted.
6.90%

Life of fund returns after contingent deferred
sales charge deducted as if shares were
redeemed at end of period.
5.88%

[End Bar Chart]


* Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively.
  Retail B Shares automatically convert to Retail A
  Shares after six years. Total returns are from the date of inception.

PORTFOLIO REVIEWS

GALAXY SHORT-TERM BOND FUND

By Perry Vieth
Portfolio Manager

[photo of Perry Vieth]

              As expectations for economic growth, inflation, and interest rates changed in the past year, the spreads between yields for different fixed-income instruments also changed. By adjusting the security mix and maturity structure for the Galaxy Short-Term Bond Fund to make the most of these changes, and emphasizing high-quality domestic issues, we helped the Fund earn returns that compared favorably with those for other funds in its class.

              For the fiscal year ended October 31, 1998, the Fund's Trust Shares earned a total return of 6.68%, and its Retail A Shares had a total return of 6.42% before deducting the 3.75% maximum front-end sales charge. During this time, the Fund's Retail B Shares had a total return of 5.73% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for returns after deducting the contingent deferred sales charge.)

Galaxy Short-Term Bond Fund

Distribution of Total Net Assets
as of October 31, 1998

[pie chart]
Asset-Backed and Mortgage-Backed Securities 26%

Foreign Bonds & Net Other Assets & Liabilities 5%

U.S. Government & Agency Obligations 40%

Corporate Notes & Bonds 29%

              Over the same twelve-month period, the average short-term bond fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 6.02%, and the Lehman One-to-Three-Year Government Index had a return of 7.65%.

              On October 31, 1998, when the reporting period ended, investments in the Fund's portfolio had an average life near that of the Fund's benchmark, and the Fund's Trust Shares had a 30-day Securities and Exchange Commission ("SEC") annualized yield of 4.27%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 3.96%, and Retail B Shares had a 30-day annualized 30-day SEC yield of 3.44%.

Keeping an Eye on Interest Rates

              When the reporting period began, we were using a "barbelled" maturity structure for the portfolio that balanced longer-term issues with those with shorter maturities. As interest rates fell in the fourth quarter of 1997, this strategy provided extra income and price appreciation. Additions of high-quality asset-backed and mortgage-backed securities further enhanced the Fund's yield.

              We bought more mortgage-backed securities early in 1998, after falling interest rates had increased the risk of home loan prepayments and made these issues even more attractive. We also bought high-quality corporate issues with longer maturities that had attractive prices and yields, and traded issues within the asset-backed sector as new yield opportunities arose.

              As economic uncertainty caused the yield curve to flatten in the second quarter, the Fund's short-term corporate and asset-backed securities helped enhance its yield. We took profits in certain longer maturities when short-term issues rallied early in April 1998. This helped protect the value of Fund shares later in the month when the Fed signaled a rise in rates and bond prices weakened. When yields rebounded in June, we added longer maturities to the portfolio again.

              As safety became even more important to investors in the third quarter of 1998, the Fund benefited from its ongoing emphasis on quality. Expecting the Fed to cut interest rates, we trimmed longer maturities again


Galaxy Short-Term Bond Fund

Growth of $10,000 Investment*

[mountain chart]

                                      12/30/91     1992      1993      1994     1995     1996     1997       10/31/98
Lehman Brothers One to Three Year
Government Bond Index                 10,000       10,542    11,150    11,280   12,276   13,010   14,055     15,113

Galaxy Short-Term Bond Fund -
Retail A Shares                        9,625       10,521    11,256    11,179   12,216   12,302   12,995     13,829

Galaxy Short-Term Bond Fund -
Trust Shares                          10,000       10,521    11,256    11,181   12,249   12,850   13,592     15,501

Galaxy Short-Term Bond Fund -
Retail B Shares                                                                 10,000    9,717   10,325     11,337




* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS


and traded floating-rate issues for fixed-rate securities. In the corporate sector, we reduced the Fund's exposure to consumer-finance firms, due to general credit concerns, and continued to emphasize the debt of companies focused on domestic sales. In October, when economic uncertainty was at its peak, we bought Treasuries and issues of U.S. government agencies for additional quality and liquidity.

Quality and Liquidity to Remain Important

              We plan to emphasize quality and liquidity in the months to come. If economic growth weakens further, as we expect, Treasuries and agencies should again outperform. We plan, therefore, to make further purchases in these sectors, until yields for issues in other sectors are more in line with the extra market risk those issues carry. We may also add high-quality domestic corporate securities as we find attractive investment opportunities.

Perry Vieth became manager of the Galaxy Short-Term Bond Fund in March of 1996. He has managed fixed-income investments since 1986.


Galaxy Intermediate Government Income Fund

Distribution of Total Net Assets as of October 31, 1998

[pie chart]
Asset-Backed and Mortgage-Backed Securities 5%

Net Other Assets & Liabilities 1%

Corporate Notes & Bonds 10%

U.S. Government & Agency Obligations 84%


GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

By Marie Schofield
Portfolio Manager

[photo]
Marie Schofield

              As economic concern drove investors to fixed-income issues with high credit quality and strong liquidity in the past year, the Galaxy Intermediate Government Income Fund benefited from its focus on those issues. At the same time, our "active duration discipline," which adjusts the Fund's maturity structure to take advantage of changes in "real" (inflation-adjusted) yields, maintained and even increased its long duration position to lock in Treasury yields of better than 6%. We also reduced holdings of corporate and mortgage-backed paper in the first half of 1998 due to our concern over narrow risk premiums and higher prepayment rates. Taken together, these strategies helped the Fund earn returns that outpaced the returns of its market benchmarks.

              For the fiscal year ended October 31, 1998, the Fund's Trust Shares had a total return of 9.52%. Over the same time, the Fund's Retail A Shares had a total return of 9.22% before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

              Those returns compare with a total return of 8.53% for the average intermediate government bond fund tracked by Lipper, a return of 9.12% for the Lehman Brothers Intermediate Government/Corporate Bond Index, and 9.34% for the Lehman Aggregate Index. As of October 31, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.65%, and its Retail A Shares had a 30-day SEC annualized yield of 4.33%.

A Shift from Corporates to Treasuries

              At the start of the period, we emphasized longer maturities and extended our average duration when 30-year Treasury yields moved above 6%. With an extra weighting in the longer-term issues, the Fund enjoyed added income and price appreciation when yields fell between November 1997 and the first weeks of 1998. As 30-year yields


Galaxy Intermediate Government Income Fund

Growth of $10,000 investment*

[mountain chart]

                                   9/1/88  1988    1989    1990    1991    1992    1993    1994    1995    1996    1997    10/31/98
Lehman Brothers Intermediate
Government/Corporate Bond Index    10000   10312   11399   12240   13933   15326   16850   16524   18596   19866   21582   23548

Galaxy Intermediate Government
Income Fund - Retail A Shares      10000   10390   11451   11687   13482   14958   16014   15307   17274   17221   18483   19721

Galaxy Intermediate Government
Income Fund - Trust Shares         10000   10390   11451   11687   13482   14958   16014   15310   17329   18022   19376   20732


* Since inception on 9/1/88. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS

topped 6% in April of 1998, we again added longer maturities.

              With the Asian crisis worsening in the first half of 1998, we also began reducing our holdings of corporates in favor of Treasuries. Within the corporate sector, we maintained issues with maturities of less than three years feeling this would further buffer the Fund as corporate prices weakened. With
-- mortgage interest rates at their lowest point in two decades, and home-loan prepayment risk relatively high, we significantly reduced holdings in mortgage-backed securities -- especially those with higher coupons.

              By the end of the third quarter, we had reduced the Fund's corporate allocation from 25% of the portfolio to 20% and eliminated all corporate issues with maturities over three years. In a further move to quality, we sold asset-backed securities that seemed vulnerable to slower growth. We used the proceeds from these sales to buy Treasuries, selected agencies, and lower-coupon mortgage-backed securities. By that time yield spreads had widened enough to make agencies and mortgage-backed securities quite attractive. With Treasury yields falling below 5.0%, we gave less attention to longer-term issues but still kept the Fund's duration (a measure of maturity) one-quarter year longer than the duration of its benchmark.


Galaxy Corporate Bond Fund

Distribution of Total Net Assets as of October 31, 1998

[pie chart]
Asset-Backed and Mortgage-Backed Securities 8%

Consumer Products 5%

Banking 6%

Industrial 8%

Manufacturing 7%

Finance 14%

Automobile Finance 6%

U.S. Government & Agency Obligations 25%

Foreign Bonds, Other Corporate Notes & Bonds & Net Other Assets &
 Liabilities 21%

              In October, 1998, we began buying higher-coupon mortgage-backed securities that had become especially attractive. With the prospect of a much weaker economy and cuts in interest rates, we also bought intermediate-term Treasury STRIPs-- which we felt could benefit more than longer-term Treasuries from lower rates. This helped put the Fund's duration about one-half year longer than the duration of its benchmark as the reporting period ended.


New Opportunities

              In the months ahead we may begin looking for selected opportunities in short-term corporate securities. Although further economic weakness may prompt additional rate cuts, recent Fed action has brought greater stability to the bond market. And while corporate bond prices could lag Treasuries further, they are now more attractive than they have been since 1991. Any corporates we do add would be high-quality issues in sectors with minimal exposure to additional economic weakness.

Marie Schofield became manager of the Galaxy Intermediate Government Income Fund in December of 1996. She has managed fixed-income investments since 1975.

GALAXY CORPORATE BOND FUND

By David Lindsay
Portfolio Manager

[Photo of David Lindsay]

              As economic uncertainty and large supplies caused corporate bonds to underperform Treasury bonds in the past year, high-quality corporates with reduced exposure to Asia and the U.S. economic cycle fared better than the rest of their sector. By emphasizing these securities in the Galaxy Corporate Bond Fund, we helped the Fund perform well against both its market benchmark and its peers.

              For the fiscal year ended October 31, 1998, the Fund's Trust Shares earned a total return of 8.96%. That compares to returns of 7.92% for the average intermediate investment grade bond fund tracked by Lipper and 9.12% for the Lehman Brothers Intermediate Government/Corporate Bond Index. At the end of the peri-

PORTFOLIO REVIEWS


od the Fund's Trust Shares had a 30-day SEC annualized yield of 4.58%.

Added Focus on Quality

              During the period the Fund benefited from an increased allocation to Treasury issues. We began to add Treasuries to the portfolio at the end of 1997, when a worsening in the Asian crisis raised new concerns about corporate earnings. We financed the purchase of Treasuries with proceeds from maturing mortgage-backed securities, and the sale of corporate debt and Yankee bonds. (Yankee bonds are dollar-denominated securities issued in the U.S. by foreign companies and supranational organizations like the World Bank.)


Galaxy Corporate Bond Fund

Growth of $10,000 investment*

[mountain chart]

                                      12/12/94           1995          1996          1997          10/31/98
Lehman Brothers Intermediate
Government/Corporate Bond Index       10,000             10,967        11,658        12,665        13,818

Galaxy Corporate Bond Fund -
Trust Shares                          10,000             11,385        11,954        12,858        14,011


* Since inception on 12/12/94. The Lehman Brothers Intermediate Government/ Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

              We further improved the quality of the portfolio in the first quarter of 1998 by trading corporate bonds from sectors that seemed vulnerable to slower growth for issues from more "defensive" sectors. We also increased the Fund's position in mortgage-backed securities. The prices and yields of these securities had become attractive as investors appeared to overreact to the more rapid repayment of mortgages in a lower interest rate environment.

              We continued these strategies in the second and third quarters, and further increased the Fund's position in Treasuries. By the end of October, when the reporting period closed, corporates represented only 66% of the Fund's portfolio -- versus 73% when the period began.

Corporates Could Still Lag

              After the October 15, 1998 reduction in rates, demand for Treasuries ebbed. As a result, corporate bonds began to outperform Treasuries. Returns for corporates might have been even stronger, if pent-up supply had not caused heavy issuance of new corporate debt.

              We believe investors may have become overly optimistic about the U.S. economy, however, which could slow in coming months. We have thus increased the portion of corporates in the Fund's portfolio only gradually. We think the maximum yield advantage for corporates may occur in the first half of next year, when the economy hits bottom. In the meantime, we may add to investments in mortgage-backed securities, which we believe to be quite attractive.

David Lindsay has managed the Galaxy Corporate Bond Fund since its inception in December of 1994. He has managed other fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

GALAXY HIGH QUALITY BOND FUND

By Marie Schofield
Portfolio Manager

              For several years, we have used an "active duration" strategy that emphasizes longer-term issues when "real" (inflation-adjusted) yields for 30-year Treasury bonds top 3.5%. When inflation was near 2%, long-term issues became attractive when 30-year yields rose above 6%. As inflation fell to 1.5%, long-term issues were attractive at yields above 5.5%.

              By adding longer maturities at those times, and trimming longer-term issues when


Galaxy High Quality Bond Fund

Growth of $10,000 investment*

[mountain chart]

                                      12/14/90   1991     1992     1993     1994     1995     1996     1997     10/31/98
Lehman Brothers Long-Term
Government/Corporate Bond Index       10,000     11,155   12,329   14,009   13,359   16,856   17,355   18,786   20,930

Galaxy High Quality Bond Fund -
Retail A Shares                        9,625     11,003   12,139   14,037   12,856   15,230   15,280   16,535   18,247

Galaxy High Quality Bond Fund -
Trust Shares                          10,000     11,003   12,139   14,037   12,859   15,259   15,939   17,271   19,084

Galaxy High Quality Bond Fund -
Retail B Shares                                                                      10,000    9,626   10,483   11,641


* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

PORTFOLIO REVIEWS


[photo]
MARIE SCHOFIELD


real yields moved lower, we made the most of yield changes in the fiscal year ended October 31, 1998. We further enhanced returns by increasing investments in Treasuries and focusing on short-term corporate debt with strong credit quality. As a result of these strategies, returns for the Galaxy High Quality Bond Fund outpaced those for its market benchmark and its peers.

              During the reporting period the Fund's Trust Shares had a total return of 10.50%. During the same time, its Retail A Shares had a total return of 10.35% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of 9.73% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

              By comparison, the average A-rated corporate bond fund tracked by Lipper had a total return of 7.72% for the fiscal year, and the Lehman Brothers Long-Term Government/Corporate Bond Index had a return of 10.28%.


Galaxy High Quality Bond Fund

Distribution of Total Net Assets as of October 31, 1998

[pie chart]
Foreign Bond & Net Other Assets & Liabilities 2%

Corporate Notes & Bonds 27%

Asset-Backed and Mortgage-Backed Securities 5%

U.S. Government & Agency Obligations 66%

              On October 31, 1998, the Fund's Trust Shares had a 30-day SEC annualized yield of 4.48%, and the Fund's Retail A Shares had a 30-day SEC annualized yield of 4.16%. On the same date, the Fund's Retail B Shares had a 30-day SEC annualized yield of 3.64%.

Longer Maturities, Higher Quality

              When the period began, the Fund's duration (a measure of maturity) was about one-quarter year longer than that of its benchmark. This gave the Fund added income and price appreciation when bond yields fell from November 1997 into January 1998. When 30-year yields rose above 6% in the months that followed, we made additional purchases of long-term issues. This left the Fund's duration more than one-half year longer than the duration of its benchmark in the second quarter.

              During this time, we reduced holdings of long-term corporates for long-term Treasuries and focused the shorter-term corporates we kept on issues of strong credit quality. To reduce exposure to heavy home loan prepayments at this time, we cut the Fund's position in mortgage-backed securities from 15% to less than 5%.

              Within the corporate sector, we also lightened up on debt of companies vulnerable to economic uncertainty -- such as financial and industrial firms. Toward the end of the period, when mortgage-backed securities had become especially attractive, we made selective purchases in this sector. As rates fell below 5%, we shortened the Fund's duration by one-quarter year.

Looking for Yield Spreads to Peak

              Now that the bond market has become more stable, we may begin looking for new opportunities in corporates. While we believe additional economic weakness could cause corporates to lag Treasuries again, many corporate securities are already quite attractive. As we wait for the spreads between yields for corporates and Treasuries to peak, we may make selective purchases of high-quality corporates. As in recent months, we plan to emphasize issues that are less vulnerable to a slower-growing economy. If rates back up towards 5.50%, we plan to purchase longer Treasuries to increase our duration and lock in attractive yields.

Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and exclude the deduction of any sales charges, where applicable.

THE GALAXY FUND

Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 40.10%

               U.S. Treasury Notes - 20.32%

$  2,000,000   5.38%, 01/31/00................................  $  2,024,660
   2,500,000   6.25%, 08/31/00................................     2,585,875
   1,500,000   6.38%, 03/31/01................................     1,570,785
     750,000   7.88%, 08/15/01................................       818,573
   1,000,000   6.50%, 08/31/01................................     1,052,930
   2,500,000   6.38%, 09/30/01................................     2,638,225
   1,000,000   6.25%, 10/31/01................................     1,053,090
   2,000,000   5.75%, 08/15/03................................     2,120,520
                                                                ------------
                                                                  13,864,658
                                                                ------------

               Federal Home Loan
               Mortgage Corporation - 9.20%

   3,479,000   5.60%, 11/02/98 (B) ...........................     3,478,476
   1,610,877   5.50%, 08/01/00, Pool # M80285 ................     1,607,414
     173,752   7.00%, 05/01/19, Pool # D29158 ................       176,898
   1,000,017   6.50%, 11/15/23, Pool # 002008 ................     1,015,328
                                                                ------------
                                                                   6,278,116
                                                                ------------

               Federal Home Loan Bank - 7.54%

   3,000,000   5.63%, 03/19/01 ...............................     3,066,360
   2,000,000   6.23%, 09/19/01 ...............................     2,077,820
                                                                ------------
                                                                   5,144,180
                                                                ------------

               Federal Farm Credit Bank - 3.04%

   2,000,000   6.10%, 09/24/01, MTN ..........................     2,071,240
                                                                ------------
               Total U.S. Government
               and Agency Obligations.........................    27,358,194
               (Cost $26,985,277)                               ------------

CORPORATE NOTES AND BONDS - 28.47%

               Finance - 14.94%

   1,000,000   Caterpillar Financial Services Corp.
               Series F, MTN
               6.74%, 04/05/00................................     1,026,250
   2,000,000   Caterpillar Financial Services Corp.
               Series F, MTN
               6.40%, 04/16/01................................     2,067,500
   2,000,000   General Electric Capital Corp., MTN
               5.92%, 04/03/01................................     2,045,000
   1,000,000   General Electric Capital Corp., MTN
               6.02%, 05/04/01................................     1,027,500
   4,000,000   Keycorp Institutional Capital Corp.
               Series A
               6.63%, 06/15/29
               Putable 06/01/99 (A)...........................     4,026,000
                                                                ------------
                                                                  10,192,250
                                                                ------------

                                                                   Value
  Par Value                                                       (Note 2)
  ---------                                                       --------
               Automobile Finance - 4.77%

$  2,000,000   Ford Motor Credit Co.
               6.38%, 10/06/00................................  $  2,042,500
   1,200,000   Ford Motor Credit Co.
               5.75%, 01/25/01................................     1,210,500
                                                                ------------
                                                                   3,253,000
                                                                ------------

               Technology - 2.98%

   2,000,000   International Business
               Machines Corp., MTN
               5.80%, 05/15/01................................     2,030,800
                                                                ------------

               Utilities - 3.05%

   2,000,000   Florida Power Corp , MTN
               6.47%, 07/01/01................................     2,082,500
                                                                ------------

               Transportation - 2.73%

   1,820,000   Norfolk Southern Corp.
               6.70%, 05/01/00................................     1,863,225
                                                                ------------
               Total Corporate Notes and Bonds ...............    19,421,775
               (Cost $19,066,845)                               ------------

ASSET-BACKED AND MORTGAGED-BACKED SECURITIES - 26.17%

   1,000,000   Chase Manhattan Auto Owner Trust
               Series 1998-A, Class A2
               5.68%, 05/15/00................................       992,624
   4,000,000   Chemical Master Credit Card Trust I
               Series 1995-2, Class A
               6.23%, 06/15/03................................     4,073,720
   1,500,000   Discover Card Master Trust I
               Series 1998-4, Class A
               5.75%, 10/16/03................................     1,515,000
   1,250,000   Ford Credit Auto Owner Trust
               Series 1998-A, Class A3
               5.65%, 10/15/01................................     1,255,463
   2,000,000   Norwest Asset Securities Corp.
               Series 1997-17, Class A1, CMO
               6.75%, 11/25/27................................     2,015,000
   2,150,434   Prudential Home Mortgage Securities
               Series 1996-7, Class A-1, CMO
               6.75%, 06/25/11................................     2,159,165
   1,501,001   Prudential Home Mortgage Securities
               Series 1993-38, Class A3, CMO
               6.15%, 09/25/23................................     1,502,877
   1,315,384   Ryland Mortgage Securities Corp.
               Series 1993-3, Class A, CMO
               6.71%, 08/25/08................................     1,329,853
   3,000,000   Sears Credit Account Master Trust
               Series 1996-2, Class A
               6.50%, 10/15/03................................     3,014,040
                                                                ------------
               Total Asset-Backed and
               Mortgage-Backed Securities.....................    17,857,742
               (Cost $17,648,311)                               ------------


                       See Notes to Financial Statements.

THE GALAXY FUND

Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
FOREIGN BONDS - 5.87%

$  2,000,000   Province of Ontario,
               Series E, Euro MTN
               6.00%, 11/18/99................................  $  1,993,000
   2,000,000   Xerox Credit Corp,
               Series E, Euro MTN
               5.40%, 09/11/00................................     2,009,800
                                                                ------------
               Total Foreign Bonds............................     4,002,800
               (Cost $3,949,540)                                ------------

Total Investments - 100.61%...................................    68,640,511
(Cost $67,649,973)                                              ------------

Net Other Assets and Liabilities - (0.61)%....................      (415,661)
                                                                ------------
Net Assets - 100.00%..........................................  $ 68,224,850
                                                                ============

----------------------------------------------------
(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1998, these securities amounted to $4,026,000 or 5.90% of net assets.

(B)  Discount yield at time of purchase

CMO  Collateralized Mortgage Obligation

MTN  Medium Term Note


                       See Notes to Financial Statements.

THE GALAXY FUND

Intermediate Government Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998


                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 84.19%

               U.S. Treasury Notes - 21.57%

$  5,700,000   5.63%, 04/30/00 ...............................  $  5,808,984
   6,570,000   6.38%, 09/30/01 ...............................     6,933,255
   2,000,000   7.50%, 05/15/02 ...............................     2,202,260
   1,600,000   6.25%, 08/31/02 ...............................     1,703,056
   1,000,000   5.50%, 02/28/03 ...............................     1,044,840
   3,000,000   5.75%, 08/15/03 ...............................     3,180,780
   3,500,000   7.25%, 05/15/04 ...............................     3,976,035
   1,750,000   7.25%, 08/15/04 ...............................     1,994,475
   5,000,000   7.50%, 02/15/05 ...............................     5,809,800
  11,240,000   7.00%, 07/15/06 ...............................    12,948,030
   9,900,000   6.50%, 10/15/06 ...............................    11,112,354
   6,350,000   6.63%, 05/15/07 ...............................     7,210,743
   2,000,000   6.13%, 08/15/07 ...............................     2,209,080
                                                                ------------
                                                                  66,133,692
                                                                ------------

               U.S. Treasury Bonds - 21.07%

   6,000,000   11.13%, 08/15/03 ..............................     7,714,260
   3,000,000   11.88%, 11/15/03 ..............................     3,986,850
  15,500,000   10.75%, 08/15/05 ..............................    20,956,620
   8,000,000   7.50%, 11/15/16 ...............................     9,974,080
   5,000,000   7.88%, 02/15/21 ...............................     6,592,050
   4,000,000   6.88%, 08/15/25 ...............................     4,849,440
   5,810,000   6.50%, 11/15/26 ...............................     6,774,460
   3,250,000   6.38%, 08/15/27 ...............................     3,751,963
                                                                ------------
                                                                  64,599,723
                                                                ------------

               U.S. Government-Backed Bonds - 12.55%

   4,830,000   A.I.D. State of Israel
               Series 2-D
               5.63%, 09/15/03................................     5,026,194
     750,000   A.I.D. State of Israel
               Series 7-A
               5.45%, 02/15/01................................       763,590
   6,450,000   A.I.D. State of Israel
               Series 8-B
               6.05%, 08/15/00................................     6,609,767
   5,000,000   A.I.D. State of Israel
               Series 8-B
               6.38%, 08/15/01................................     5,228,700
   5,000,000   A.I.D. State of Israel
               Series 8-C
               6.63%, 08/15/03................................     5,411,800
   6,200,000   Private Export Funding Corp.
               Series B
               6.49%, 07/15/07................................     6,796,750
   8,378,657   Small Business Administration
               Participation Certificates
               Series SBIC-PS 1955-10B
               7.25%, 05/10/05................................     8,636,562
                                                                ------------
                                                                  38,473,363
                                                                ------------

                                                                   Value
  Par Value                                                       (Note 2)
  ---------                                                       --------
               Federal National
               Mortgage Association - 11.80%

$  3,000,000   5.10%, 09/25/00, MTN ..........................  $  3,023,550
  12,000,000   5.72%, 01/09/01, MTN ..........................    12,260,520
   2,536,763   5.00%, 05/01/09, Pool # 326584 ................     2,478,951
   5,239,800   6.00%, 10/01/09, Pool # 303344 ................     5,283,972
       2,724   8.00%, 12/01/09, Pool # 313180 ................         2,797
     139,491   6.00%, 01/01/11, Pool # 303728 ................       140,144
     251,768   6.00%, 04/01/11, Pool # 338365 ................       252,946
   3,739,650   6.00%, 04/01/11, Pool # 344764 ................     3,757,151
   1,975,409   6.00%, 04/01/11, Pool # 398072 ................     1,988,367
   2,211,384   6.00%, 05/01/11, Pool # 348318 ................     2,221,733
   4,704,222   6.50%, 03/01/13, Pool # 251618 ................     4,773,280
                                                                ------------
                                                                  36,183,411
                                                                ------------

               Federal Home Loan
               Mortgage Corporation - 9.37%

   4,775,000   5.42%, 11/02/98 (A) ...........................     4,774,281
   5,000,000   6.70%, 07/15/06, CMO ..........................     5,123,400
   5,648,875   7.00%, 10/01/12, Pool # E00510 ................     5,767,106
   5,879,206   6.50%, 10/15/23, CMO ..........................     5,971,039
   6,949,509   7.50%, 09/01/28, Pool # C00664 ................     7,118,868
                                                                ------------
                                                                  28,754,694
                                                                ------------

               Government National
               Mortgage Association - 6.41%

   6,869,216   6.50%, 07/15/09, Pool # 780357 ................     7,008,730
     947,164   7.00%, 07/20/21, Pool # 008809 ................       963,152
   3,474,243   7.38%, 04/20/22, Pool # 008956 ................     3,532,889
   5,000,000   7.00%, 08/01/27 ...............................     5,125,780
   2,949,578   7.00%, 06/15/28, Pool # 466842 ................     3,019,631
                                                                ------------
                                                                  19,650,182
                                                                ------------

               U.S. Treasury Strips (A) - 1.42%

   5,000,000   4.86%, 05/15/08 Interest only, (B) ............     3,148,400
   3,000,000   5.80%, 05/15/15 Interest only, (B) ............     1,203,630
                                                                ------------
                                                                   4,352,030
                                                                ------------
               Total U.S. Government
               and Agency Obligations.........................   258,147,095
               (Cost $249,813,939)                              ------------

CORPORATE NOTES AND BONDS - 10.31 %

               Banking - 4.53 %

   7,500,000   Bank One Milwaukee
               National Association, MTN
               6.35%, 03/19/01................................     7,696,875
   6,000,000   NationsBank Texas
               National Association, Senior Note,
               6.35%, 03/15/01................................     6,195,000
                                                                ------------
                                                                  13,891,875
                                                                ------------

                       See Notes to Financial Statements.

THE GALAXY FUND

Intermediate Government Income Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998


                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
               Finance - 2.88 %

$  3,500,000   General Electric Capital Corp.
               MTN, Class A
               6.02%, 05/04/01................................  $  3,596,250
   5,000,000   Pitney Bowes Credit Corp.
               Series C, MTN
               6.78%, 07/16/01................................     5,243,750
                                                                ------------
                                                                   8,840,000
                                                                ------------

               Automobile Finance - 1.70 %

   3,000,000   Ford Motor Credit Co.
               6.38%, 10/06/00................................     3,063,750
   2,100,000   Ford Motor Credit Co.
               6.25%, 11/08/00................................     2,142,000
                                                                ------------
                                                                   5,205,750
                                                                ------------

               Utilities - 1.20 %

   1,000,000   National Rural Utilities
               5.75%, 11/01/08................................       999,630
   2,500,000   Potomac Electric Power Co.
               First Mortgage
               6.25%, 10/15/07................................     2,690,625
                                                                ------------
                                                                   3,690,255
                                                                ------------
               Total Corporate Notes and Bonds ...............    31,627,880
               (Cost $30,454,821)                               ------------

                                                                   Value
  Par Value                                                       (Note 2)
  ---------                                                       --------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 4.46%

$  6,000,000   Chemical Master Credit Card Trust I
               Series 1996-1, Class A
               5.55%, 09/15/03................................  $  6,033,720
   3,584,057   Prudential Home Mortgage Securities
               Class 1996-7, Series A-1, CMO
               6.75%, 06/25/11................................     3,598,609
   3,992,447   Rural Housing Trust
               Series 1987-1, Class 1-D, CMO
               6.33%, 04/01/26................................     4,040,755
                                                                ------------
               Total Asset-Backed and
               Mortgage-Backed Securities.....................    13,673,084
               (Cost $13,497,049)                               ------------

Total Investments - 98.96%....................................   303,448,059
(Cost $293,765,809)                                             ------------

Net Other Assets and Liabilities - 1.04%......................     3,179,850
                                                                ------------
Net Assets - 100.00%..........................................  $306,627,909
                                                                ============

-----------------------------------------------
(A)  Discount yield at time of purchase.

(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.

CMO  Collateralized Mortgage Obligation

MTN  Medium Term Note

                       See Notes to Financial Statements.

THE GALAXY FUND

Corporate Bond Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
CORPORATE NOTES AND BONDS - 62.14%

               Finance - 13.81%

$    600,000   Ameritech Capital Funding Corp.
               Debenture
               7.50%, 04/01/05................................  $    669,750
     300,000   CitiGroup, Inc.
               6.13%, 06/15/00................................       305,250
     250,000   CitiGroup, Inc.
               6.63%, 09/15/05................................       262,812
   1,000,000   CitiGroup, Inc.
               6.88%, 06/01/25................................     1,076,250
     750,000   Commercial Credit Co.
               8.25%, 11/01/01................................       810,938
     500,000   Dean Witter Discover & Co.
               6.75%, 08/15/00................................       516,250
     600,000   Dow Capital BV
               Yankee Debenture
               9.00%, 05/15/10................................       736,500
   1,000,000   Keycorp Institutional Capital Corp.
               Series A
               6.63%, 06/15/29
               Putable 06/01/99 (A)...........................     1,006,500
   1,000,000   Norwest Corp., MTN, Series F
               6.75%, 05/12/00................................     1,026,250
     390,000   Norwest Financial, Inc., Senior Note
               5.13%, 04/15/00................................       391,462
   1,000,000   Norwest Financial, Inc., Senior Note
               6.88%, 06/15/00................................     1,031,250
   2,400,000   Paccar Financial Corp., Senior Note
               Series H, MTN
               5.86%, 03/15/01................................     2,448,000
   1,020,000   Pitney Bowes Credit Corp.
               6.63%, 06/01/02................................     1,076,100
     180,000   USL Capital Corp., Senior Note
               8.13%, 02/15/00................................       187,425
                                                                ------------
                                                                  11,544,737
                                                                ------------

               Industrial - 8.40%

   1,000,000   Coca-Cola Enterprises, Inc.
               7.88%, 02/01/02................................     1,090,000
   1,000,000   Coca-Cola Enterprises, Inc.
               7.13%, 08/01/17................................     1,053,750
     500,000   Crown Cork & Seal Co., Inc.
               8.38%, 01/15/05................................       545,000
   1,000,000   International Business Machines Corp.
               Debenture
               6.22%, 08/01/27................................     1,071,250
   1,000,000   Mead Corp., Debenture
               6.84%, 03/01/37................................     1,100,000
   1,000,000   Minnesota Mining & Manufacturing Co.
               Debenture
               6.38%, 02/15/28................................     1,008,750
     300,000   Seagram Co., Ltd., Yankee Note
               6.50%, 04/01/03................................       315,375
     675,000   Sysco Corp., Debenture
               6.50%, 08/01/28................................       678,375

                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
Industrial (continued)

$    150,000   Whitman Corp.
               6.50%, 02/01/06................................  $    156,188
                                                                ------------
                                                                   7,018,688
                                                                ------------

               Manufacturing - 6.55%

   1,000,000   International Paper Co.
               7.63%, 08/01/04................................     1,112,500
     500,000   Loral Corp., Senior Note
               7.63%, 06/15/04................................       558,750
   1,500,000   Raytheon Co.
               6.50%, 07/15/05................................     1,571,250
   1,000,000   Snap-On, Inc.
               6.63%, 10/01/05................................     1,085,000
   1,000,000   Weyerhaeuser Co., Debenture
               8.38%, 02/15/07................................     1,150,000
                                                                ------------
                                                                   5,477,500
                                                                ------------

               Banking - 6.14%

   1,000,000   Bank One Milwaukee
               National Association, MTN
               6.35%, 03/19/01................................     1,026,250
   2,000,000   Branch Banking & Trust Co., Senior Note
               5.70%, 02/01/01................................     2,025,000
     500,000   National City Bank of Kentucky
               Subordinated Note
               6.30%, 02/15/11................................       524,375
   1,000,000   NationsBank of North America
               5.86%, 05/26/00................................     1,015,000
     500,000   SunTrust Bank, Atlanta
               Subordinated Note
               7.25%, 09/15/06................................       539,375
                                                                ------------
                                                                   5,130,000
                                                                ------------

               Automobile Finance - 5.53%

     950,000   Associates Corp. of North America
               6.38%, 06/15/00................................       965,438
   1,000,000   Associates Corp. of North America
               Senior Note
               5.25%, 03/30/00................................       998,750
     500,000   Ford Motor Credit Co.
               6.38%, 04/15/00................................       508,125
     500,000   Ford Motor Credit Co.
               Debenture
               6.25%, 11/08/00................................       510,000
   1,000,000   Ford Motor Credit Co.,
               Senior Note
               6.50%, 02/28/02................................     1,028,750
     160,000   General Motors Acceptance Corp.
               Debenture
               9.38%, 04/01/00................................       169,000
     200,000   General Motors Acceptance Corp.
               Debenture
               9.63%, 05/15/00................................       213,000

                       See Notes to Financial Statements.

THE GALAXY FUND

Corporate Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
               Automobile Finance (continued)

$    200,000   General Motors Acceptance Corp.
               9.63%, 12/15/01................................  $    224,750
                                                                ------------
                                                                   4,617,813
                                                                ------------

               Consumer Products - 5.20%

   1,100,000   Hershey Foods Corp., Debenture
               7.20%, 08/15/27................................     1,238,875
   1,000,000   McDonald's Corp., Senior MTN
               5.95%, 01/15/08................................     1,043,750
   2,000,000   PepsiCo, Inc., MTN
               5.75%, 01/01/03................................     2,060,000
                                                                ------------
                                                                   4,342,625
                                                                ------------

               Utilities - 3.77%

   1,000,000   Baltimore Gas & Electric Co., Mortgage
               8.38%, 08/15/01................................     1,090,000
     500,000   National Rural Utilities
               6.13%, 05/15/05................................       521,875
   1,000,000   Potomac Electric Power Co.
               First Mortgage
               6.25%, 10/15/07................................     1,076,250
     200,000   Public Service Electric & Gas Co.
               First Refunding Mortgage
               7.63%, 02/01/00................................       206,750
     250,000   Virginia Electric & Power Co., MTN
               9.40%, 05/27/99................................       255,625
                                                                ------------
                                                                   3,150,500
                                                                ------------

               Telephone and Telecommunications - 3.43%

     455,000   GTE California, Inc., Debenture
               6.75%, 03/15/04................................       487,419
     350,000   GTE Corp., Debenture
               9.38%, 12/01/00................................       379,312
     925,000   GTE Corp., Debenture
               6.46%, 04/15/08................................       978,188
   1,000,000   GTE Southwest, Inc., Debenture
               6.00%, 01/15/06................................     1,026,250
                                                                ------------
                                                                   2,871,169
                                                                ------------

               Merchandising and Retail - 2.85%

   1,000,000   Penney (J.C.) Co., Inc., MTN
               6.38%, 09/15/00................................     1,025,000
     250,000   Penney (J.C.) Co., Inc., Debenture
               9.05%, 03/01/01................................       271,250
   1,000,000   Wal-Mart Stores, Inc.
               8.63%, 04/01/01................................     1,085,000
                                                                ------------
                                                                   2,381,250
                                                                ------------


                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
               Oil, Gas and Petroleum - 2.19%

$    500,000   Atlantic Richfield Co., Debenture
               10.88%, 07/15/05...............................  $    646,875
   1,000,000   Burlington Resources, Inc., Debenture
               6.88%, 02/15/26................................     1,025,000
     150,000   Unocal Corp., MTN, Debenture
               9.25%, 08/02/99................................       154,500
                                                                ------------
                                                                   1,826,375
                                                                ------------

               Book Publishing - 1.35%

   1,000,000   New York Times Co., Note
               7.63%, 03/15/05................................     1,128,750
                                                                ------------

               Health Care - 1.26%

     150,000   Becton Dickinson & Co., Debenture
               8.80%, 03/01/01................................       162,750
     275,000   Becton Dickinson & Co., Debenture
               6.70%, 08/01/28................................       288,062
     575,000   Merck & Co., Debenture
               6.40%, 03/01/28................................       601,594
                                                                ------------
                                                                   1,052,406
                                                                ------------

               Insurance - 1.25%

   1,000,000   ITT Hartford Group, Inc.
               6.38%, 11/01/02..........................           1,042,500
                                                                ------------

               Transportation - 0.41%

     300,000   Southwest Airlines Co.
               8.00%, 03/01/05..........................            341,625
                                                                ------------
               Total Corporate Notes and Bonds                   51,925,938
               (Cost $50,103,321)                               ------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.92%

               U.S. Treasury Notes - 11.10%

   1,000,000   5.38%, 01/31/00 ...............................     1,012,330
   1,000,000   5.63%, 04/30/00 ...............................     1,019,120
   1,000,000   5.75%, 04/30/03 ...............................     1,056,590
   1,000,000   7.00%, 07/15/06 ...............................     1,151,960
   2,500,000   6.50%, 10/15/06 ...............................     2,806,150
   2,100,000   5.75%, 08/15/03 ...............................     2,226,546
                                                                ------------
                                                                   9,272,696
                                                                ------------
               U.S. Treasury Bonds - 5.03%

   1,000,000   11.63%, 11/15/02 ..............................     1,262,750
   1,425,000   7.50%, 11/15/16 ...............................     1,776,633
   1,000,000   6.50%, 11/15/26 ...............................     1,166,000
                                                                ------------
                                                                   4,205,383
                                                                ------------


                       See Notes to Financial Statements.

THE GALAXY FUND

Corporate Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
               Federal National
               Mortgage Association - 4.87%

$     96,428   7.50%, 11/01/07, Pool # 188629 ................  $     98,989
     106,847   5.00%, 08/01/10, Pool # 006893
               Series A-1, CMO................................       105,578
     979,819   6.00%, 08/01/13, Pool # 433216 ................       983,796
   2,138,371   6.00%, 11/01/23, Pool # 50940 .................     2,116,325
     761,031   6.50%, 03/01/28, Pool # 412263 ................       766,975
                                                                ------------
                                                                   4,071,663
                                                                ------------

               Federal Home Loan
               Mortgage Corporation - 3.57%

     789,000   5.42%, 11/02/98 (B) ...........................       788,881
   1,000,000   5.75%, 07/15/03 ...............................     1,039,480
      18,540   8.75%, 08/01/01, Pool # 220011 ................        19,073
      85,295   7.00%, 06/01/04, Pool # 189683 ................        87,175
      62,475   7.50%, 08/01/08, Pool # 181313 ................        63,519
      23,788   7.00%, 05/01/16, Pool # 272046 ................        24,676
     152,875   7.00%, 02/01/17, Pool # 289284 ................       158,464
      93,646   8.00%, 07/01/21, Pool # C00068 ................        96,893
      53,393   8.00%, 10/01/21, Pool # D11045 ................        55,245
     198,096   7.00%, 10/01/22, Pool # C00184 ................       202,058
     201,035   7.00%, 02/01/23, Pool # C00213 ................       205,056
     245,676   6.00%, 09/01/23, Pool # D41208 ................       243,447
                                                                ------------
                                                                   2,983,967
                                                                ------------

               Government National
               Mortgage Association - 0.35%

      78,795   9.00%, 09/15/04, Pool # 003669 ................        82,508
      49,028   9.00%, 12/15/08, Pool # 027562 ................        51,989
     146,750   8.00%, 05/15/22, Pool # 319062 ................       152,527
                                                                ------------
                                                                     287,024
                                                                ------------
               Total U.S. Government
               and Agency Obligations.........................    20,820,733
               (Cost $20,305,567)                               ------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 8.41%

   1,000,000   Chase Manhattan Auto Owner Trust
               Series 1998-C, Class A-4
               5.85%, 05/15/03................................     1,020,000
   2,000,000   Chemical Master Credit Card Trust I
               Series 1996-1, Class A
               5.55%, 09/15/03................................     2,011,240
     161,656   Ford Credit Auto Owner Trust
               Series 1996-A, Class A-3
               6.50%, 11/15/99................................       161,756
   1,148,936   Guaranteed Export Trust Certificates
               Series 1993-D, Class A-3
               5.23%, 05/15/05................................     1,163,505
     454,899   NationsBank Auto Owner Trust
               Series 1996-A, Class A-3
               6.38%, 07/15/00................................       455,750
                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
ASSET-BACKED AND MORTGAGE-BACKED
SECURITIES (continued)

$    415,298   Premier Auto Trust
               Series 1996-3, Class A-3
               6.50%, 03/06/00................................  $    416,075
   1,800,000   Standard Credit Card Master Trust I
               Series 1995-10, Class A
               5.90%, 02/07/01................................     1,801,116
                                                                ------------
               Total Asset-Backed and
               Mortgage-Backed Securities.....................     7,029,442
               (Cost $6,909,385)                                ------------

FOREIGN BONDS (C) - 3.63%

   1,000,000   Heinz (H.J.) Co.
               5.75%, 02/03/03................................     1,024,900
   2,000,000   Xerox Credit Corp., Euro MTN
               Series E
               5.40%, 09/11/00................................     2,009,800
                                                                ------------
               Total Foreign Bonds............................     3,034,700
               (Cost $2,958,240)                                ------------

Total Investments - 99.10%....................................    82,810,813
(Cost $80,276,513)                                              ------------

Net Assets and Other Liabilities - 0.90%......................       753,841
                                                                ------------
Net Assets - 100.00%..........................................  $ 83,564,654
                                                                ============

---------------------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1998, this security amounted to $1,006,500 or 1.20% of net assets.
(B)  Discount yield at time of purchase.
(C)  Euro-Dollar Bond
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       See Notes to Financial Statements.

THE GALAXY FUND

High Quality Bond Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998


                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 65.94%

               U.S. Treasury Bonds - 24.70%

$  1,800,000   7.50%, 05/15/02 ...............................  $  1,982,034
   3,000,000   10.75%, 08/15/05 ..............................     4,056,120
   5,500,000   13.25%, 05/15/14 ..............................     9,218,770
   4,200,000   7.50%, 11/15/16 ...............................     5,236,392
   1,000,000   9.00%, 11/15/18 ...............................     1,442,140
   5,000,000   7.88%, 02/15/21 ...............................     6,592,050
   1,700,000   8.13%, 05/15/21 ...............................     2,299,607
   6,800,000   8.13%, 08/15/21 ...............................     9,211,484
   3,500,000   8.00%, 11/15/21 ...............................     4,691,190
   3,000,000   7.25%, 08/15/22 ...............................     3,738,030
   7,750,000   6.50%, 11/15/26 ...............................     9,036,500
   7,625,000   6.38%, 08/15/27 ...............................     8,802,681
                                                                ------------
                                                                  66,306,998
                                                                ------------

               U.S. Treasury Notes - 23.71%

   3,600,000   5.63%, 10/31/99 ...............................     3,642,768
   1,750,000   5.38%, 01/31/00 ...............................     1,771,578
   2,500,000   5.50%, 03/31/00 ...............................     2,539,450
   4,300,000   5.63%, 04/30/00 ...............................     4,382,216
   2,400,000   6.25%, 05/31/00 ...............................     2,471,232
   7,100,000   6.38%, 09/30/01 ...............................     7,492,559
   2,000,000   5.50%, 02/28/03 ...............................     2,089,680
   1,900,000   5.75%, 04/30/03 ...............................     2,007,521
   6,000,000   5.75%, 08/15/03 ...............................     6,361,560
   5,000,000   7.25%, 05/15/04 ...............................     5,680,050
   3,000,000   7.25%, 08/15/04 ...............................     3,419,100
   1,000,000   7.88%, 11/15/04 ...............................     1,174,890
   4,140,000   7.00%, 07/15/06 ...............................     4,769,114
   6,700,000   6.50%, 10/15/06 ...............................     7,520,482
   4,000,000   6.25%, 02/15/07 ...............................     4,435,560
   1,000,000   6.63%, 05/15/07 ...............................     1,135,550
   2,500,000   6.13%, 08/15/07 ...............................     2,761,350
                                                                ------------
                                                                  63,654,660
                                                                ------------

               Federal National
               Mortgage Association - 9.47%

   6,000,000   5.10%, 09/25/00, MTN ..........................     6,047,100
   2,000,000   7.85%, 09/10/04 ...............................     2,053,740
   3,000,000   8.50%, 02/01/05 ...............................     3,143,610
   1,245,431   6.50%, 05/01/06, Pool # 348137 ................     1,254,947
   2,000,000   6.64%, 07/02/07, MTN ..........................     2,191,060
   4,488,962   6.50%, 03/01/13, Pool # 420018 ................     4,554,860
   1,567,729   6.00%, 08/01/13, Pool # 433216 ................     1,574,094
   4,426,858   8.50%, 12/01/25, Pool # 313420 ................     4,610,838
                                                                ------------
                                                                  25,430,249
                                                                ------------

                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
               U.S. Government-Backed Bonds - 4.52%

$    500,000   Farm Credit System
               Financial Assistance Corp.
               9.45%, 11/21/03................................  $    501,250
   4,000,000   Private Export Funding Corp.
               6.49%, 07/15/07................................     4,385,000
   1,800,000   A.I.D. State of Israel
               Series 7-A
               5.45%, 02/15/01................................     1,832,616
   5,000,000   A.I.D. Israel
               Series 8-C
               6.63%, 08/15/03................................     5,411,800
                                                                ------------
                                                                  12,130,666
                                                                ------------

               U.S. Treasury Strip (A) - 2.11%

   9,000,000   4.86%, 05/15/08 Interest only, (B) ............    5,667,120
                                                                ------------

               Federal Home Loan
               Mortgage Association (A) - 0.98%

   2,627,000   5.60%, 11/02/98 ...............................     2,626,604
                                                                ------------

               Government National
               Mortgage Association - 0.45%

   1,191,268   7.00%, 07/20/22, Pool # 008022 (C) ............    1,210,436
                                                                ------------
               Total U.S. Government
               and Agency Obligations.........................   177,026,733
               (Cost $168,981,652)                              ------------

CORPORATE NOTES AND BONDS - 26.82%

               Finance - 12.27%

   2,000,000   Associates Corp. of North America
               6.63%, 05/15/01................................     2,057,500
   2,000,000   Associates Corp. of North America
               MTN
               7.40%, 05/03/02................................     2,110,000
   4,000,000   Bank One Milwaukee
               National Association, MTN
               6.35%, 03/19/01................................     4,105,000
   1,500,000   Caterpillar Financial Services Corp.
               Series F, MTN
               6.40%, 04/16/01................................     1,550,625
   7,500,000   Ford Motor Credit Co., Senior Note
               6.50%, 02/28/02................................     7,715,625
   3,000,000   General Electric Capital Corp.
               Series A, MTN
               5.89%, 05/15/00................................     3,043,800
   1,600,000   General Electric Capital Corp.
               Series A, MTN
               5.92%, 04/03/01................................     1,636,000
     250,000   General Electric Capital Corp.
               8.30%, 09/20/09................................       302,187

                       See Notes to Financial Statements.

THE GALAXY FUND

High Quality Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998


                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
               Finance (continued)

$  2,000,000   Key Bank of North America
               7.13%, 08/15/06................................  $  2,137,500
   3,600,000   Keycorp Institutional Capital Corp.
               Series A
               6.63%, 06/15/29
               Putable 06/01/99 (D)...........................     3,623,400
   1,300,000   Suntrust Bank of Central Florida, MTN
               6.90%, 07/01/07................................     1,410,500
   3,000,000   Suntrust Bank, Atlanta
               Subordinated Note
               7.25%, 09/15/06................................     3,236,250
                                                                ------------
                                                                  32,928,387
                                                                ------------

               Consumer Staples - 7.58%

   1,650,000   Coca-Cola Enterprises, Inc.
               7.13%, 08/01/17................................     1,738,688
   5,050,000   Hershey Foods Corp.
               7.20%, 08/15/27................................     5,687,563
   1,650,000   McDonald's Corp., Senior MTN
               5.95%, 01/15/08................................     1,722,187
   2,000,000   Minnesota Mining & Manufacturing Co.
               Debenture
               6.38%, 02/15/28................................     2,017,500
     250,000   Procter & Gamble Co.
               8.50%, 08/10/09................................       313,125
   3,000,000   Sara Lee Corp., MTN
               7.40%, 03/22/02................................     3,221,250
   3,000,000   Sysco Corp.
               7.00%, 05/01/06................................     3,288,750
   2,350,000   Sysco Corp., Debenture
               6.50%, 08/01/28................................     2,361,750
                                                                ------------
                                                                  20,350,813
                                                                ------------

               Utilities - 4.96%

   1,950,000   GTE Corp., Debenture
               6.46%, 04/15/08................................     2,062,125
   6,500,000   GTE Florida, Inc., Series A, Debenture
               6.31%, 12/15/02................................     6,784,375
   1,500,000   National Rural Utilities
               5.75%, 11/01/08................................     1,499,445
   2,750,000   Potomac Electric Power Co.
               First Mortgage
               6.25%, 10/15/07................................     2,959,687
                                                                ------------
                                                                  13,305,632
                                                                ------------

               Technology - 1.24%

   2,500,000   International Business Machines Corp.
               7.25%, 11/01/02................................     2,718,750
     600,000   Pitney Bowes, Inc.
               5.95%, 02/01/05................................       618,750
                                                                ------------
                                                                   3,337,500
                                                                ------------

                                                                    Value
  Par Value                                                        (Note 2)
  ---------                                                        --------
               Health Care - 0.77%

$    800,000   Abbott Laboratories
               6.40%, 12/01/06................................  $    859,000
   1,150,000   Merck & Co., Inc.
               6.40%, 03/01/28................................     1,203,188
                                                                ------------
                                                                   2,062,188
                                                                ------------
               Total Corporate Notes and Bonds ...............    71,984,520
               (Cost $68,427,586)                               ------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 5.40%

   2,500,000   American Express Master Trust
               Series 1998-1, Class A
               5.90%, 04/15/04................................     2,575,000
   6,000,000   Citibank Credit Card Master Trust I
               Series 1998-6
               5.85%, 04/10/03................................     6,076,860
   2,260,898   Prudential Home Mortgage Securities
               Series 1993-38, Class A-3, CMO
               6.15%, 09/25/23................................     2,263,724
   3,535,573   Rural Housing Trust
               Series 1987-1, Class 1-D, CMO
               6.33%, 04/01/26................................     3,578,354
                                                                ------------
               Total Asset-Backed and
               Mortgage-Backed Securities.....................    14,493,938
               (Cost $14,198,515)                               ------------

FOREIGN BOND - 0.57%

   1,500,000   Heinz (H.J.) Co. (E)
               5.75%, 02/03/03................................     1,537,350
                                                                ------------
               Total Foreign Bond.............................     1,537,350
               (Cost $1,481,340)                                ------------

Total Investments - 98.73%....................................   265,042,541
(Cost $253,089,093)                                             ------------

Net Other Assets and Liabilities - 1.27%......................     3,398,821
                                                                ------------
Net Assets - 100.00%..........................................  $268,441,362
                                                                ============

---------------------------------
(A)  Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1998.
(D) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1998, this security amounted to $3,623,400 or 1.35% of net assets.
(E)  Euro-Dollar Bond
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998

                                                                               Intermediate
                                                               Short-Term       Government      Corporate      High Quality
                                                               Bond Fund       Income Fund      Bond Fund        Bond Fund
                                                              ------------    -------------    ------------    -------------
ASSETS:
Investments (Note 2):
    Investments at cost...............................        $ 67,649,973    $ 293,765,809    $ 80,276,513    $ 253,089,093
    Net unrealized appreciation.......................             990,538        9,682,250       2,534,300       11,953,448
                                                              ------------    -------------    ------------    -------------
          Total investments at value..................          68,640,511      303,448,059      82,810,813      265,042,541
          Cash........................................                  --          107,382           7,854           16,228
    Receivable for investments sold...................                  --        9,249,529         918,649        9,368,140
    Receivable for shares sold........................             145,931          657,440         156,917          776,803
    Interest receivable...............................             749,512        3,920,230       1,264,833        4,251,353
    Deferred organizational expense (Note 2)..........                  --               --           4,386               --
                                                              ------------    -------------    ------------    -------------
          Total Assets................................          69,535,954      317,382,640      85,163,452      279,455,065
                                                              ------------    -------------    ------------    -------------

LIABILITIES:
    Dividends payable ................................              95,008          862,081         173,129          324,014
    Payable for investments purchased ................           1,068,031        9,368,111       1,030,642        9,616,850
    Payable for shares redeemed ......................              28,593          263,220         313,548          885,668
    Advisory fee payable (Note 3) ....................              31,410          142,721          39,916          124,381
    Payable to Fleet affiliates (Note 3) .............              13,531           21,799             451           41,981
    Payable to Administrator (Note 3) ................              22,290           44,950          13,990           12,935
    Trustees' fees and expenses payable (Note 3) .....                 913            2,947           8,269            2,035
    Payable to Custodian .............................              30,545               --              --               --
    Accrued expenses and other payables ..............              20,783           48,902          18,853            5,839
                                                              ------------    -------------    ------------    -------------
          Total Liabilities...........................           1,311,104       10,754,731       1,598,798       11,013,703
                                                              ------------    -------------    ------------    -------------
NET ASSETS............................................        $ 68,224,850    $ 306,627,909    $ 83,564,654    $ 268,441,362
                                                              ============    =============    ============    =============

NET ASSETS consist of:
    Par value (Note 5)................................        $      6,753    $      29,200    $      7,667    $      23,965
    Paid-in capital in excess of par value............          72,979,644      320,199,974      82,940,564      253,994,575
    Undistributed net investment income...............             123,662          169,845         131,668          203,154
    Accumulated net realized gain/(loss) on
      investments sold ...............................          (5,875,747)     (23,453,360)     (2,049,545)       2,266,220
    Net unrealized appreciation of investments........             990,538        9,682,250       2,534,300       11,953,448
                                                              ------------    -------------    ------------    -------------
TOTAL NET ASSETS......................................        $ 68,224,850    $ 306,627,909    $ 83,564,654    $ 268,441,362
                                                              ============    =============    ============    =============

Retail A Shares:
    Net Assets........................................        $ 29,066,729    $  66,864,736    $         --    $  45,879,000
    Shares of beneficial interest outstanding.........           2,877,232        6,367,360              --        4,095,956
    NET ASSET VALUE and redemption price per share....        $      10.10    $       10.50    $         --    $       11.20
    Sales charge - 3.75% of offering price............                0.39             0.41              --             0.44
                                                              ------------    -------------    ------------    -------------
    Maximum offering price per share..................        $      10.49    $       10.91    $         --    $       11.64
                                                              ============    =============    ============    =============

Retail B Shares:
    Net Assets........................................        $  1,086,646    $          --             N/A    $   5,419,579
    Shares of beneficial interest outstanding.........             107,567               --             N/A          483,866
                                                              ------------    -------------    ------------    -------------
    NET ASSET VALUE and offering price per share*.....        $      10.10    $          --             N/A    $       11.20
                                                              ============    =============    ============    =============

Trust Shares:
    Net Assets........................................        $ 38,071,475    $ 239,763,173    $ 83,564,654    $ 217,142,783
    Shares of beneficial interest outstanding.........           3,768,577       22,832,135       7,666,685       19,385,125
                                                              ------------    -------------    ------------    -------------
    NET ASSET VALUE, offering and redemption price
      per share ......................................        $      10.10    $       10.50    $      10.90    $       11.20
                                                              ============    =============    ============    =============

--------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF OPERATIONS
For the year ended October 31, 1998

                                                                               Intermediate
                                                               Short-Term       Government      Corporate      High Quality
                                                               Bond Fund       Income Fund      Bond Fund        Bond Fund
                                                              ------------    -------------    ------------    -------------
INVESTMENT INCOME:
    Interest (Note 2)............................             $  4,393,632    $  18,715,219    $  5,895,040    $  14,829,475
                                                              ------------    -------------    ------------    -------------
    Total investment income......................                4,393,632       18,715,219       5,895,040       14,829,475
                                                              ------------    -------------    ------------    -------------

EXPENSES:
    Investment advisory fee (Note 3).............                  533,215        2,158,512         667,516        1,765,579
    Administration fee (Note 3)..................                   57,228          231,595          71,640          189,406
    Custodian fee................................                   14,029           18,105          20,681           19,245
    Fund accounting fee (Note 3).................                   49,099           65,655          50,860           67,635
    Legal fee (Note 3)...........................                    3,284           12,501           4,030            9,948
    Audit fee....................................                   17,098           17,098          15,104           18,164
    Transfer agent fee (Note 3)..................                   53,573          169,014          57,666          362,326
    12b-1 fee (Note 3)...........................                    7,612               --              --           27,287
    Shareholder services fee (Note 3)............                   41,334           97,753              --           52,525
    Trustees' fees and expenses (Note 3).........                    1,760            6,748           2,167            5,384
    Amortization of organization costs (Note 2)..                       --               --           3,939               --
    Reports to shareholders......................                   21,630           58,323           9,100           30,388
    Insurance....................................                      756            2,682             850            2,066
    Miscellaneous................................                   24,841           26,021           8,512           32,926
                                                              ------------    -------------    ------------    -------------
    Total expenses before reimbursement/waiver...                  825,459        2,864,007         912,065        2,582,879
                                                              ------------    -------------    ------------    -------------
    Less: reimbursement/waiver (Note 4)..........                 (142,302)        (575,603)       (178,004)        (470,821)
                                                              ------------    -------------    ------------    -------------
    Total expenses net of reimbursement/waiver...                  683,157        2,288,404         734,061        2,112,058
                                                              ------------    -------------    ------------    -------------
NET INVESTMENT INCOME............................                3,710,475       16,426,815       5,160,979       12,717,417
                                                              ------------    -------------    ------------    -------------

NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS (Note 2):
    Net realized gain on investments sold........                  276,632        3,980,175       1,076,268        5,166,591
    Net change in unrealized appreciation
      of investments.............................                  473,071        5,732,449       1,374,412        5,644,735
                                                              ------------    -------------    ------------    -------------

NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS...............................                  749,703        9,712,624       2,450,680       10,811,326
                                                              ------------    -------------    ------------    -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS....................             $  4,460,178    $  26,139,439    $  7,611,659    $  23,528,743
                                                              ============    =============    ============    =============


                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   Intermediate Government
                                                                     Short-Term Bond Fund                 Income Fund
                                                              -----------------------------    -----------------------------
                                                                    Years ended October 31,          Years ended October 31,
                                                              -----------------------------    -----------------------------
                                                                    1998            1997             1998            1997
                                                              ------------    -------------    ------------    -------------
NET ASSETS at beginning of period.........................    $ 78,702,807    $  91,875,454    $274,840,329    $ 293,490,809
                                                              ------------    -------------    ------------    -------------

Increase in Net Assets resulting from operations:
    Net investment income.................................       3,710,475        4,595,283      16,426,815       17,061,023
    Net realized gain on investments sold.................         276,632           52,173       3,980,175        1,223,187
    Net change in unrealized appreciation of investments..         473,071           11,015       5,732,449        1,852,671
                                                              ------------    -------------    ------------    -------------
      Net increase in net assets resulting from operations       4,460,178        4,658,471      26,139,439       20,136,881
                                                              ------------    -------------    ------------    -------------

Dividends to shareholders from:
    Retail A Shares:
      Net investment income...............................      (1,464,083)      (1,600,017)     (3,735,466)      (4,207,799)
                                                              ------------    -------------    ------------    -------------

    Retail B Shares:
      Net investment income...............................         (44,206)         (24,164)             --              N/A
                                                              ------------    -------------    ------------    -------------

    Trust Shares:
      Net investment income...............................      (2,384,791)      (2,971,102)    (13,367,624)     (12,853,224)
                                                              ------------    -------------    ------------    -------------

    Total Dividends to shareholders.......................      (3,893,080)      (4,595,283)    (17,103,090)     (17,061,023)
                                                              ------------    -------------    ------------    -------------

Net increase (decrease) from share transactions (1).......     (11,045,055)     (13,235,835)     22,751,231      (21,726,338)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in net assets.................     (10,477,957)     (13,172,647)     31,787,580      (18,650,480)
                                                              ------------    -------------    ------------    -------------

NET ASSETS at end of period (including line A)............    $ 68,224,850    $  78,702,807    $306,627,909    $ 274,840,329
                                                              ============    =============    ============    =============

(A) Undistributed net investment income...................    $    123,662    $     190,129    $    169,845    $     678,013
                                                              ============    =============    ============    =============



(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 22 and 23.

                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Corporate Bond Fund            High Quality Bond Fund
                                                              -----------------------------    -----------------------------
                                                                    Years ended October 31,         Years ended October 31,
                                                              -----------------------------    -----------------------------
                                                                    1998            1997             1998            1997
                                                              ------------    -------------    ------------    -------------
NET ASSETS at beginning of period.........................    $ 91,728,383    $ 107,727,788    $212,346,575    $ 180,704,892
                                                              ------------    -------------    ------------    -------------

Increase in Net Assets resulting from operations:
    Net investment income.................................       5,160,979        5,784,700      12,717,417       11,590,057
    Net realized gain (loss) on investments sold..........       1,076,268         (409,194)      5,166,591        1,790,921
    Net change in unrealized appreciation of investments..       1,374,412        1,291,642       5,644,735        2,914,586
                                                              ------------    -------------    ------------    -------------
      Net increase in net assets resulting from operations       7,611,659        6,667,148      23,528,743       16,295,564
                                                              ------------    -------------    ------------    -------------

Dividends to shareholders from:
    Retail A Shares:
      Net investment income...............................              --               --      (1,841,859)      (1,654,569)
                                                              ------------    -------------    ------------    -------------
          Total Dividends.................................              --               --      (1,841,859)      (1,654,569)
                                                              ------------    -------------    ------------    -------------

    Retail B Shares:
      Net investment income...............................             N/A              N/A        (157,568)         (59,668)
                                                              ------------    -------------    ------------    -------------
          Total Dividends.................................             N/A              N/A        (157,568)         (59,668)
                                                              ------------    -------------    ------------    -------------

    Trust Shares:
      Net investment income...............................      (5,434,239)      (5,784,700)    (10,708,262)      (9,875,820)
      Net realized gain on investments....................              --          (94,588)             --               --
                                                              ------------    -------------    ------------    -------------
          Total Dividends.................................      (5,434,239)      (5,879,288)    (10,708,262)      (9,875,820)
                                                              ------------    -------------    ------------    -------------

    Total Dividends to shareholders.......................      (5,434,239)      (5,879,288)    (12,707,689)     (11,590,057)
                                                              ------------    -------------    ------------    -------------

Net increase (decrease) from share transactions (1).......     (10,341,149)     (16,787,265)     45,273,733       26,936,176
                                                              ------------    -------------    ------------    -------------

    Net increase (decrease) in net assets.................      (8,163,729)     (15,999,405)     56,094,787       31,641,683
                                                              ------------    -------------    ------------    -------------

NET ASSETS at end of period (including line A)............    $ 83,564,654    $  91,728,383    $268,441,362    $ 212,346,575
                                                              ============    =============    ============    =============

(A) Undistributed net investment income...................    $    131,668    $     265,994    $    203,154    $     204,729
                                                              ============    =============    ============    =============


----------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets -- Capital Stock Activity on pages 22 and 23.

                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity

                                                                                                   Intermediate Government
                                                                     Short-Term Bond Fund                 Income Fund
                                                              -----------------------------    -----------------------------
                                                                    Years ended October 31,          Years ended October 31,
                                                              -----------------------------    -----------------------------
                                                                    1998            1997             1998            1997
                                                              ------------    -------------    ------------    -------------
DOLLAR AMOUNTS
Retail A Shares:
Sold .....................................................    $ 15,574,273    $   3,995,870    $ 14,217,594    $   3,669,282
Issued to shareholders in reinvestment of dividends.......       1,235,792        1,346,681       2,790,118        3,067,104
Repurchased...............................................     (15,956,842)     (10,793,787)    (17,809,958)     (21,570,468)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in shares outstanding.........    $    853,223    $  (5,451,236)   $   (802,246)   $ (14,834,082)
                                                              ============    =============    ============    =============

Retail B Shares:
Sold .....................................................    $  1,004,036    $     999,153    $         --              N/A
Issued to shareholders in reinvestment of dividends.......          41,720           21,269              --              N/A
Repurchased...............................................        (873,621)        (379,826)             --              N/A
                                                              ------------    -------------    ------------    -------------
    Net increase in shares outstanding....................    $    172,135    $     640,596    $         --              N/A
                                                              ============    =============    ============    =============

Trust Shares:
Sold .....................................................    $ 19,853,367    $  24,394,847    $ 56,054,947    $  36,370,300
Issued to shareholders in reinvestment of dividends.......       1,021,177        1,265,211       3,567,705        3,566,591
Repurchased...............................................     (32,944,957)     (34,085,253)    (36,069,175)     (46,829,147)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in shares outstanding.........    $(12,070,413)   $  (8,425,195)   $ 23,553,477    $  (6,892,256)
                                                              ============    =============    ============    =============

SHARE ACTIVITY
Retail A Shares:
Sold .....................................................       1,555,052          400,607       1,383,512          365,080
Issued to shareholders in reinvestment of dividends.......         124,057          135,211         272,011          305,443
Repurchased...............................................      (1,595,494)      (1,083,470)     (1,731,933)      (2,150,492)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in shares outstanding.........          83,615         (547,652)        (76,410)      (1,479,969)
                                                              ============    =============    ============    =============

Retail B Shares:
Sold .....................................................         101,000          100,387             N/A              N/A
Issued to shareholders in reinvestment of dividends.......           4,171            2,134             N/A              N/A
Repurchased...............................................         (88,011)         (38,137)            N/A              N/A
                                                              ------------    -------------    ------------    -------------
    Net increase in shares outstanding....................          17,160           64,384             N/A              N/A
                                                              ============    =============    ============    =============

Trust Shares:
Sold .....................................................       1,986,106        2,446,322       5,459,216        3,618,274
Issued to shareholders in reinvestment of dividends.......         102,083          127,027         347,783          355,211
Repurchased...............................................      (3,298,697)      (3,421,147)     (3,517,644)      (4,670,476)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in shares outstanding.........      (1,210,508)        (847,798)      2,289,355         (696,991)
                                                              ============    =============    ============    =============


                       See Notes to Financial Statements.

THE GALAXY FUND

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity


                                                                     Corporate Bond Fund            High Quality Bond Fund
                                                              -----------------------------    -----------------------------
                                                                    Years ended October 31,         Years ended October 31,
                                                              -----------------------------    -----------------------------
                                                                    1998            1997             1998            1997
                                                              ------------    -------------    ------------    -------------
DOLLAR AMOUNTS
Retail A Shares:
Sold .....................................................    $         --    $          --    $ 26,890,214    $   4,361,984
Issued to shareholders in reinvestment of dividends.......              --               --       1,560,277        1,329,363
Repurchased...............................................              --               --     (12,206,245)      (9,321,623)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in shares outstanding.........    $         --    $          --    $ 16,244,246       (3,630,276)
                                                              ============    =============    ============    =============

Retail B Shares:
Sold .....................................................             N/A              N/A    $  3,721,786    $   1,462,738
Issued to shareholders in reinvestment of dividends.......             N/A              N/A         133,597           51,636
Repurchased...............................................             N/A              N/A        (596,983)        (210,602)
                                                              ------------    -------------    ------------    -------------
    Net increase in shares outstanding....................             N/A              N/A    $  3,258,400    $   1,303,772
                                                              ============    =============    ============    =============

Trust Shares:
Sold .....................................................    $ 23,376,133    $  18,295,070    $ 63,505,520    $  79,880,780
Issued to shareholders in reinvestment of dividends.......       2,954,566        3,007,004       6,911,279        6,532,304
Repurchased...............................................     (36,671,848)     (38,089,339)    (44,645,712)     (57,150,404)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in shares outstanding.........    $(10,341,149)   $ (16,787,265)   $ 25,771,087    $  29,262,680
                                                              ============    =============    ============    =============

SHARE ACTIVITY
Retail A Shares:
Sold .....................................................              --               --       2,460,852          416,980
Issued to shareholders in reinvestment of dividends.......              --               --         142,902          127,282
Repurchased...............................................              --               --      (1,118,893)        (893,411)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in shares outstanding.........              --               --       1,484,861         (349,149)
                                                              ============    =============    ============    =============

Retail B Shares:
Sold .....................................................             N/A              N/A         339,876          140,116
Issued to shareholders in reinvestment of dividends.......             N/A              N/A          12,227            4,930
Repurchased...............................................             N/A              N/A         (54,909)         (20,125)
                                                              ------------    -------------    ------------    -------------
    Net increase in shares outstanding....................             N/A              N/A         297,194          124,921
                                                              ============    =============    ============    =============

Trust Shares:
Sold .....................................................       2,187,748        1,749,086       5,817,335        7,652,225
Issued to shareholders in reinvestment of dividends.......         276,364          287,115         633,673          624,915
Repurchased...............................................      (3,424,617)      (3,637,846)     (4,104,688)      (5,480,793)
                                                              ------------    -------------    ------------    -------------
    Net increase (decrease) in shares outstanding.........        (960,505)      (1,601,645)      2,346,320        2,796,347
                                                              ============    =============    ============    =============



                       See Notes to Financial Statements.

THE GALAXY FUND

Short-Term Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

Retail A Shares

                                                                                Years ended October 31,
                                                                  ---------------------------------------------------
                                                                    1998        1997      1996      1995      1994
                                                                  --------  ----------  ---------  -------  ---------
  Net Asset Value, Beginning of Period................            $  10.01  $    9.99  $   10.06  $   9.73  $   10.30
                                                                  --------  ---------  ---------  --------  ---------
  Income from Investment Operations:
        Net investment income (A).....................                0.51       0.53       0.52      0.55       0.44
        Net realized and unrealized gain (loss) on
          investments ................................                0.11       0.02      (0.07)     0.33      (0.51)
                                                                  --------  ---------  ---------  --------  ---------
               Total from Investment Operations: .....                0.62       0.55       0.45      0.88      (0.07)
                                                                  --------  ---------  ---------  --------  ---------
  Less Dividends:
        Dividends from net investment income..........               (0.53)     (0.53)     (0.52)    (0.55)     (0.44)
        Dividends from net realized capital gains.....                  --         --         --        --         --
        Dividends in excess of net realized capital
          gains ......................................                  --         --         --        --      (0.06)
                                                                  --------  ---------  ---------  --------  ---------
               Total Dividends: ......................               (0.53)     (0.53)     (0.52)    (0.55)     (0.50)
                                                                  --------  ---------  ---------  --------  ---------
  Net increase (decrease) in net asset value..........                0.09       0.02      (0.07)     0.33      (0.57)
                                                                  --------  ---------  ---------  --------  ---------
  Net Asset Value, End of Period......................            $  10.10  $   10.01  $    9.99  $  10.06  $    9.73
                                                                  ========  =========  =========  ========  =========

  Total Return(2).....................................                6.42%      5.64%      4.63%     9.28%     (0.68)%

  Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...................            $ 29,067  $  27,961  $  33,388  $ 31,542  $  34,061
  Ratios to average net assets:
        Net investment income including
               reimbursement/waiver ..................                5.07%      5.29%      5.22%     5.54%      4.43%
        Operating expenses including
               reimbursement/waiver ..................                1.11%      1.00%      1.11%     0.99%      0.93%
        Operating expenses excluding
               reimbursement/waiver ..................                1.31%      1.21%      1.35%     1.32%      1.14%
  Portfolio Turnover Rate.............................                 133%       173%       214%      289%       233%

--------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on March 4, 1996.
(2) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.49, $0.51, $0.50,
     $0.52 and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995, and 1994 were $0.52, $0.52, $0.53, $0.54, and $0.42, respectively.
     Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1998, 1997 and 1996 were $0.42, $0.44 and $0.29, respectively.

                       See Notes to Financial Statements.

Trust Shares                                                                  Retail B Shares

                       Years ended October 31,                                              Years ended October 31,
-----------------------------------------------------------------------          --------------------------------------
 1998            1997             1996           1995             1994             1998           1997          1996(1)
-------        -------          -------        -------          -------          -------        -------         -------
$ 10.01        $  9.99          $ 10.06        $  9.73          $ 10.30          $ 10.01        $  9.99         $ 10.09
-------        -------          -------        -------          -------          -------        -------         -------

   0.54           0.54             0.55           0.57             0.44             0.45           0.46            0.31
   0.11           0.02            (0.07)          0.33            (0.51)            0.11           0.03           (0.10)
-------        -------          -------        -------          -------          -------        -------         -------
   0.65           0.56             0.48           0.90            (0.07)            0.56           0.49            0.21
-------        -------          -------        -------          -------          -------        -------         -------

  (0.56)         (0.54)           (0.55)         (0.57)           (0.44)           (0.47)         (0.47)          (0.31)
     --             --               --             --               --               --             --              --
     --             --               --             --            (0.06)              --             --              --
-------        -------          -------        -------          -------          -------        -------         -------
  (0.56)         (0.54)           (0.55)         (0.57)           (0.50)           (0.47)         (0.47)          (0.31)
-------        -------          -------        -------          -------          -------        -------         -------
   0.09           0.02            (0.07)          0.33            (0.57)            0.09           0.02           (0.10)
-------        -------          -------        -------          -------          -------        -------         -------
$ 10.10        $ 10.01          $  9.99        $ 10.06          $  9.73          $ 10.10        $ 10.01         $  9.99
=======        =======          =======        =======          =======          =======        =======         =======


   6.68%          5.77%            4.91%          9.55%           (0.66)%           5.73%          4.99%           2.12%**


$38,071        $49,837          $58,227        $35,088          $39,843          $ 1,087        $   905         $   260


   5.33%          5.43%            5.49%          5.79%            4.45%            4.40%          4.56%           4.73%*
   0.85%          0.86%            0.84%          0.74%            0.91%            1.78%          1.75%           1.77%*
   1.05%          1.07%            1.08%          1.02%            1.11%            1.99%          2.01%           1.98%*
    133%           173%             214%           289%             233%             133%           173%            214%

THE GALAXY FUND

Intermediate Government Income Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                Years ended October 31,
                                                                  -----------------------------------------------------------
                                                                    1998        1997         1996          1995         1994
                                                                  -------     -------      -------       -------      -------
Net Asset Value, Beginning of Period..................            $ 10.18     $ 10.06      $ 10.28       $  9.68      $ 10.72
                                                                  -------     -------      -------       -------      -------
Income from Investment Operations:
    Net investment income (A).........................               0.57        0.59         0.57          0.61         0.57
    Net realized and unrealized gain (loss) on
          investments ................................               0.34        0.12        (0.22)         0.60        (1.03)
                                                                  -------     -------      -------       -------      -------
    Total from Investment Operations:.................               0.91        0.71         0.35          1.21        (0.46)
                                                                  -------     -------      -------       -------      -------
Less Dividends:
    Dividends from net investment income..............              (0.59)      (0.59)       (0.57)        (0.61)       (0.56)
    Dividends in excess of net investment income......                 --          --           --            --        (0.01)
    Dividends from net realized capital gains.........                 --          --           --            --           --
    Dividends in excess of net realized capital gains.                 --          --           --            --        (0.01)
                                                                  -------     -------      -------       -------      -------
    Total Dividends:..................................              (0.59)      (0.59)       (0.57)        (0.61)       (0.58)
                                                                  -------     -------      -------       -------      -------
Net increase (decrease) in net asset value............               0.32        0.12        (0.22)         0.60        (1.04)
                                                                  -------     -------      -------       -------      -------
Net Asset Value, End of Period........................            $ 10.50     $ 10.18      $ 10.06       $ 10.28      $  9.68
                                                                  =======     =======      =======       =======      =======

Total Return(1).......................................               9.22%       7.33%        3.58%        12.85%       (4.42)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).....................            $66,865     $65,626      $79,741       $79,558      $94,669
Ratios to average net assets:
    Net investment income including
          reimbursement/waiver .......................               5.49%       5.90%        5.69%         6.10%        5.58%
    Operating expenses including
          reimbursement/waiver .......................               1.01%       1.02%        1.04%         1.02%        0.78%
    Operating expenses excluding reimbursement/waiver.               1.21%       1.22%        1.24%         1.26%        0.99%
Portfolio Turnover Rate...............................                210%        128%         235%          145%         124%

-------------------------------------

(1) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.55, $0.57, $0.55,
     $0.58 and $0.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.57, $0.60, $0.58, $0.62 and $0.54, respectively.


                       See Notes to Financial Statements.

Trust Shares

                       Years ended October 31,
------------------------------------------------------------------------
 1998            1997             1996           1995             1994
--------       --------         --------       --------         --------
$  10.18       $  10.06         $  10.28       $   9.68         $  10.72
--------       --------         --------       --------         --------

    0.59           0.62             0.60           0.64             0.57
    0.35           0.12            (0.22)          0.60            (1.03)
--------       --------         --------       --------         --------
    0.94           0.74             0.38           1.24            (0.46)
--------       --------         --------       --------         --------

   (0.62)         (0.62)           (0.60)         (0.64)           (0.56)
      --             --               --             --            (0.01)
      --             --               --             --               --
      --             --               --             --            (0.01)
--------       --------         --------       --------         --------
   (0.62)         (0.62)           (0.60)         (0.64)           (0.58)
--------       --------         --------       --------         --------
    0.32           0.12            (0.22)          0.60            (1.04)
--------       --------         --------       --------         --------
$  10.50       $  10.18         $  10.06       $  10.28         $   9.68
========       ========         ========       ========         ========

    9.52%          7.63%            3.88%         13.18%           (4.39)%


$239,763      $ 209,215         $213,750       $186,037         $212,144

    5.77%          6.19%            5.98%          6.39%            5.61%
    0.73%          0.74%            0.75%          0.73%            0.75%
    0.93%          0.94%            0.95%          0.94%            0.95%
     210%           128%             235%           145%             124%

THE GALAXY FUND

Corporate Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

Trust Shares

                                                                                 Years ended October 31,           Period ended
                                                                         ------------------------------------       October 31,
                                                                           1998          1997          1996           1995(1)
                                                                         --------      --------      --------        --------
Net Asset Value, Beginning of Period......................               $  10.63      $  10.53      $  10.74        $  10.00
                                                                         --------      --------      --------        --------
Income from Investment Operations:
  Net investment income (A)...............................                   0.62          0.66          0.64            0.61
  Net realized and unrealized gain (loss) on investments..                   0.30          0.11         (0.13)           0.74
                                                                         --------      --------      --------        --------
    Total from Investment Operations:.....................                   0.92          0.77          0.51            1.35
                                                                         --------      --------      --------        --------
Less Dividends:
    Dividends from net investment income..................                  (0.65)        (0.66)        (0.64)          (0.61)
    Dividends from net realized capital gains.............                     --         (0.01)        (0.08)             --
                                                                         --------      --------      --------        --------
    Total Dividends:......................................                  (0.65)        (0.67)        (0.72)          (0.61)
                                                                         --------      --------      --------        --------
Net increase (decrease) in net asset value................                   0.27          0.10         (0.21)           0.74
                                                                         --------      --------      --------        --------
Net Asset Value, End of Period............................               $  10.90      $  10.63      $  10.53        $  10.74
                                                                         ========      ========      ========        ========

Total Return..............................................                   8.96%         7.56%         5.00%          13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).........................               $ 83,565      $ 91,728      $107,728        $ 37,391
Ratios to average net assets:
    Net investment income including reimbursement/waiver..                   5.80%         6.27%         6.13%           6.61%*
    Operating expenses including reimbursement/waiver.....                   0.82%         0.80%         0.85%           1.06%*
    Operating expenses excluding reimbursement/waiver.....                   1.02%         1.00%         1.05%           1.26%*
Portfolio Turnover Rate...................................                    155%           37%           84%             41%**

---------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on December 12, 1994.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1998, 1997 and 1996 and for the period ended October 31, 1995 were $0.60, $0.64, $0.62 and $0.57, respectively.

                       See Notes to Financial Statements.

THE GALAXY FUND

High Quality Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

Retail A Shares

                                                                                Years ended October 31,
                                                                  -----------------------------------------------------------
                                                                    1998        1997         1996          1995         1994
                                                                  -------     -------      -------       -------      -------
Net Asset Value, Beginning of Period..................            $ 10.70     $ 10.47      $ 10.63       $  9.54      $ 11.37
                                                                  -------     -------      -------       -------      -------
Income from Investment Operations:
    Net investment income (A).........................               0.58        0.60         0.59          0.62         0.64
    Net realized and unrealized gain (loss) on
          investments ................................               0.50        0.23        (0.16)         1.09        (1.56)
                                                                  -------     -------      -------       -------      -------
    Total from Investment Operations:.................               1.08        0.83         0.43          1.71        (0.92)
                                                                  -------     -------      -------       -------      -------
Less Dividends:
    Dividends from net investment income..............              (0.58)      (0.60)       (0.59)        (0.62)       (0.64)
    Dividends from net realized capital gains.........                 --          --           --            --           --
    Dividends in excess of net realized capital gains.                 --          --           --            --        (0.27)
                                                                  -------     -------      -------       -------      -------
    Total Dividends:..................................              (0.58)      (0.60)       (0.59)        (0.62)       (0.91)
                                                                  -------     -------      -------       -------      -------
Net increase (decrease) in net asset value............               0.50        0.23        (0.16)         1.09        (1.83)
                                                                  -------     -------      -------       -------      -------
Net Asset Value, End of Period........................            $ 11.20     $ 10.70      $ 10.47       $ 10.63      $  9.54
                                                                  =======     =======      =======       =======      =======

Total Return(1).......................................              10.35%       8.22%        4.24%        18.46%       (8.41)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).....................            $45,879     $27,950      $30,984       $30,093      $26,654
Ratios to average net assets:
    Net investment income including
          reimbursement/waiver .......................               5.30%       5.73%        5.66%         6.16%        6.25%
    Operating expenses including
          reimbursement/waiver .......................               1.00%       1.01%        1.07%         1.02%        0.81%
    Operating expenses excluding
          reimbursement/waiver .......................               1.20%       1.21%        1.28%         1.26%        1.02%
Portfolio Turnover Rate...............................                253%        182%         163%          110%         108%

--------------------------------
(1) Calculation does not include the effect of any sales charge for Retail A Shares.
(A) Net investment income per share for Retail A Shares before reimbursement/ waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.56, $0.58, $0.57,
     $0.59 and $0.62, respectively.

                       See Notes to Financial Statements.

THE GALAXY FUND

High Quality Bond Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.

Trust Shares

                                                                                        Years ended October 31,
                                                                  ----------------------------------------------------------------
                                                                    1998         1997          1996           1995          1994
                                                                  --------     --------      --------       --------      --------
Net Asset Value, Beginning of Period..................            $  10.70     $  10.47      $  10.63       $   9.54      $  11.37
                                                                  --------     --------      --------       --------      --------
Income from Investment Operations:
    Net investment income (A).........................                0.59         0.61          0.62           0.64          0.65
    Net realized and unrealized gain (loss) on
          investments ................................                0.50         0.23         (0.16)          1.09         (1.56)
                                                                  --------     --------      --------       --------      --------
      Total from Investment Operations:...............                1.09         0.84          0.46           1.73         (0.91)
                                                                  --------     --------      --------       --------      --------
Less Dividends:
    Dividends from net investment income..............               (0.59)       (0.61)        (0.62)         (0.64)        (0.65)
    Dividends from net realized capital gains.........                  --           --            --             --            --
    Dividends in excess of net realized capital gains.                  --           --            --             --         (0.27)
                                                                  --------     --------      --------       --------      --------
      Total Dividends:................................               (0.59)       (0.61)        (0.62)         (0.64)        (0.92)
                                                                  --------     --------      --------       --------      --------
Net increase (decrease) in net asset value............                0.50         0.23         (0.16)          1.09         (1.83)
                                                                  --------     --------      --------       --------      --------
Net Asset Value, End of Period........................            $  11.20     $  10.70      $  10.47       $  10.63      $   9.54
                                                                  ========     ========      ========       ========      ========

Total Return(2).......................................               10.50%        8.36%         4.46%         18.66%        (8.39)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).....................            $217,143     $182,398      $149,075       $134,631      $118,776
Ratios to average net assets:
    Net investment income including
          reimbursement/waiver .......................                5.43%        5.88%         5.88%          6.33%         6.28%
    Operating expenses including
          reimbursement/waiver .......................                0.87%        0.87%         0.85%          0.85%         0.78%
    Operating expenses excluding
          reimbursement/waiver .......................                1.07%        1.09%         1.06%          1.07%         0.98%
Portfolio Turnover Rate...............................                 253%         182%          163%           110%          108%

--------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on March 4, 1996.
(2)  Calculation does not include sales charge for Retail B Shares.
(A) Net investment income per share for Trust Shares before reimbursement/ waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.56, $0.59, $0.60,
     $0.62 and $0.63, respectively. Net investment income per share for Retail B Shares before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1998, 1997 and 1996 were $0.49, $0.51 and $0.34, respectively.

                       See Notes to Financial Statements.

Retail B Shares

       Years ended October 31,
-------------------------------
  1998        1997      1996(1)
-------     -------     -------
$ 10.70     $ 10.47     $ 10.72
-------     -------     -------

   0.51        0.53        0.36
   0.51        0.24       (0.25)
-------     -------     -------
   1.02        0.77        0.11
-------     -------     -------

  (0.52)      (0.54)      (0.36)
     --          --          --
     --          --          --
-------     -------     -------
  (0.52)      (0.54)      (0.36)
-------     -------     -------
   0.50        0.23       (0.25)
-------     -------     -------
$ 11.20     $ 10.70     $ 10.47
=======     =======     =======

   9.73%       7.59%       1.14%**


$ 5,420     $ 1,998     $   646

   4.69%       5.07%       5.34%*
   1.61%       1.69%       1.60%*
   1.81%       1.95%       1.81%*
    253%        182%        163%

THE GALAXY FUND

NOTES TO FINANCIAL STATEMENTS


1. Organization

The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the Short-Term Bond and High Quality Bond Funds offer all three series of shares, the Intermediate Government Income Fund offers Trust Shares and Retail A Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that
(i) Retail A Shares are subject to a maximum 3.75% front-end sales charge,
(ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is recorded.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the

THE GALAXY FUND
relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.


Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are deferred and amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Advisory, Administration, Distribution, Shareholder Services and Other Fees

The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., and affiliate of the Fund, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See
Note 4).

The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services in accordance with certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's shares.

The Trust has adopted a shareholder services plan ("Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by the customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for share-

THE GALAXY FUND
holder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the customers of institutions. For the year ended October 31, 1998, the Funds accrued fees under the Services Plan and 12b-1 Plan as follows:

                                                           12b-1 Plan
                                           Services        ----------
  Fund                                       Plan     Services   Distribution
  ----                                       ----     --------   ------------
Short-Term Bond .........................   $41,334   $ 1,427      $ 6,185
Intermediate
    Government Income ...................    97,753        --           --
High Quality Bond .......................    52,525     5,116       22,171

Retail A Shares, Retail B Shares and Trust Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31, 1998, transfer agent charges for each series were as follows:

  Fund                          Retail A     Retail B      Trust
  ----                          --------     --------      -----
Short-Term Bond                 $ 38,631       $1,628    $ 13,314
Intermediate
    Government Income            104,013           --      65,001
Corporate Bond                       N/A          N/A      57,666
High Quality Bond                 48,541        3,527     310,258

Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

Each Trustee is eligible to participate in The Galaxy Fund/VIP/Galaxy II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

Expenses for the year ended October 31, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees

Fleet and/or its affiliates and/or Investor Services Group voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1998, the fees waived and/or expenses reimbursed with respect to the Funds were as follows:

                                                   Expenses
Fund                            Fees Waived        Reimbursed
----                           ------------        ----------
Short-Term Bond............       $142,191            $111
Intermediate
    Government Income .....        575,603              --
Corporate Bond.............        178,004              --
High Quality Bond..........        470,821              --

5. Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty classes of shares each consisting of one or more series including: Class L - Series 1 Shares (Trust Shares), Class L - Series 2 Shares (Retail A Shares) and Class L - Series 3 Shares (Retail B Shares) - Short-Term Bond Fund; Class D Shares (Trust Shares), Class D - Special Series 1 Shares (Retail A Shares) and Class D - Special Series 2 Shares (Retail B Shares) - Intermediate Government Income Fund; Class T - Series 1 Shares (Trust Shares) and Class T - Series 2 Shares (Retail A Shares) - Corporate Bond Fund; and Class J - Series 1 Shares (Trust Shares), Class J - Series 2 Shares (Retail A Shares) and Class J - Series 3 Shares (Retail B Shares) - High Quality Bond Fund.

Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses

THE GALAXY FUND

(except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Retail A Shares, Retail B Shares and Trust Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.  Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1998 were as follows:

Fund
Purchases                            Government         Other
---------                            ----------         -----
Short-Term Bond.......             $ 53,099,848    $  34,895,279
Intermediate
    Government Income.              522,012,315       76,220,558
Corporate Bond........               79,454,526       54,306,429
High Quality Bond.....              527,895,273       98,910,815

Fund
Sales
-----
Short-Term Bond.......               48,766,749       52,348,380
Intermediate
    Government Income.              488,231,976       89,278,463
Corporate Bond........               70,706,560       67,357,625
High Quality Bond.....              460,850,099      113,820,967



The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a Federal income tax basis at October 31, 1998 for each Fund is as follows:

Fund                               Appreciation     (Depreciation)
----                               ------------     --------------
Short-Term Bond......              $    995,307        $     (4,769)
Intermediate Government
    Income...........                 9,777,459            (141,526)
Corporate Bond.......                 2,751,048            (218,023)
High Quality Bond....                12,103,996            (166,970)

Fund                                   Net                Cost
----                                   ---                ----
Short-Term Bond......              $    990,538        $ 67,649,973
Intermediate Government
    Income...........                 9,635,933         293,812,126
Corporate Bond.......                 2,533,025          80,277,788
High Quality Bond....                11,937,026         253,105,515


At October 31, 1998 the following Funds had capital loss carryforwards:

    Fund                             Amount          Expiration
    ----                             ------          ----------
Short-Term Bond......             $     7,153          2000
                                    1,797,977          2001
                                    2,843,359          2002
                                    1,206,932          2003
                                       10,917          2004
                                        9,409          2005
Intermediate
    Government Income              17,636,357          2002
                                    3,291,626          2003
                                    2,479,060          2004
Corporate Bond.......                 288,371          2002
                                    1,309,536          2003
                                      450,363          2005

THE GALAXY FUND

Tax Information (unaudited)

During the fiscal year ended October 31, 1998, the following Funds earned income from direct obligations of the U.S. Government:

                                                    U.S. Government
   Fund                                                 Income
----------                                          ---------------
Short-Term Bond                                         16.55%
Intermediate Government Income                          41.27%
Corporate Bond                                           6.88%
High Quality Bond                                       35.77%

Appropriate tax information detailing U.S. government income percentages on a calendar year basis will accompany each shareholder's year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To Shareholders and the Board of Trustees of The Galaxy Fund:

        In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Bond Fund, Intermediate Government Income Fund, Corporate Bond Fund and High Quality Bond Fund (four series of The Galaxy Fund) at October 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Galaxy Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Boston, Massachusetts                                PricewaterhouseCoopers LLP
December 23, 1998

SHAREHOLDER
SERVICES

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund at no cost (as long as you exchange within the same share class).

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One, Fleet Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-877-BUY-GALAXY (289-4252) for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-877-BUY-GALAXY (289-4252) between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

--------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust Share investors. Please consult the Fund Prospectus.

* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., Fleet Enterprises, Inc., or Quick & Reilly, Inc., members NASD and SIPC.


[sidebar]

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

[end sidebar]

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



                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                John T. O'Neill
                              President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                                Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                    W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Jylanne Dunne
                                Vice President &
                              Assistant Treasurer

                                William Greilich
                                 Vice President

                               INVESTMENT ADVISOR

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                  DISTRIBUTOR

                                   First Data
                               Distributors, Inc.
                              4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                 ADMINISTRATOR

                              First Data Investor
                              Services Group, Inc.
                              4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet Bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.



                               [recycled symbol]

                   This report was printed on recycled paper.

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                                                         PERMIT NO. 105
[Galaxy Funds Logo]  4400 Computer Drive                 NORTH READING, MA
                     P.O. Box 5108                       ------------------
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ANBND (11/98) Date of first use: January 1, 1999